UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07583

HSBC ADVISOR FUNDS TRUST
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

October 31, 2009

HSBC Investor Funds

Annual Report

EQUITY FUNDS

HSBC Investor Growth Fund

HSBC Investor International Equity Fund

HSBC Investor Mid-Cap Fund

HSBC Investor Opportunity Fund

HSBC Investor Opportunity Fund (Advisor)

HSBC Investor Overseas Equity Fund

HSBC Investor Value Fund

Table of Contents

HSBC Investor Family of Funds
Annual Report - October 31, 2009

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Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes Emerging Markets debt.

Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

The Group of 20 (G-20) Finance Ministers and Central Bank Governors was established in 1999 to bring together systemically important industrialized and developing economies to discuss key issues in the global economy.

Lipper International Large-Cap Value Funds Average is an equally weighted average of mutual Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Growth Funds Average is an equally weighted average of mutual Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Core Funds is an equally weighted average of mutual Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Value Funds Average is an equally weighted average of mutual Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

The MSCI EAFE Index (Europe, Australasia, Far East) which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index currently consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI Emerging Markets Index is a market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin.

Russell 1000® Growth Index is an unmanaged index which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index is an unmanaged index which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Growth Index is an unmanaged index which measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”) is an unmanaged index that is the most widely used index for mid-sized companies. The S&P MidCap 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indexes and performance of the Funds will differ. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	3

Chairman’s Message

December 18, 2009

To Our Shareholders:

It is a pleasure to report on a challenging, but fruitful year.

Since money market funds comprise the vast majority of the HSBC Investor Funds family assets, we have focused especially closely on events in the credit markets over the past year, hallmarked by the freezing of the commercial paper market in the wake of the Lehman bankruptcy and the September 15, 2008 “breaking of the buck” by The Reserve Fund, and the ultra-low short-term interest yields which prevail as a result of unprecedented fiscal and monetary stimulus.

Throughout the year, the Board of Trustees and the Funds’ Adviser have sought to ensure that all of the HSBC Investor money market funds appropriately managed their liquidity and risk. Each of the money market funds, with the exception of the US Treasury Money Market Fund, participated in the US Treasury Temporary Guarantee Program for Money Market Funds, which provided insurance against loss on investments in covered money market funds. This program expired on September 18, 2009, with no claims made by any money market funds.

The Adviser also instituted minimum yields on each of the money market funds which required the Adviser and shareholder servicing agents to waive significant portions of their fees to sustain a competitive yield.

HSBC’s Investor Funds include long-term funds, which we expect to grow in number, expanding your choices within the fund group. The Board, with input from HSBC’s competitively-distinguishing Multimanager analytical team, regularly reviews these funds’ investment performance in great detail. From time to time, we change sub-advisors and believe that the Board’s consistent and careful scrutiny has contributed to the funds’ generally excellent long-term performance. Information about this performance is included in the commentaries from the portfolio managers within this annual report.

To better fulfill our responsibilities, the Board has redesigned our committee structure; it now consists of: Audit, Contracts and Expense, Valuation and Investment Oversight, and Nominating and Corporate Governance committees. All independent trustees are members of these “committees of the whole”, which are chaired by a different member of the Board. I might add that our board had perfect attendance at all meetings last year—including telephone meetings.

There is much talk in the mutual fund industry of regulatory change. We monitor these trends, and our funds’ compliance, very carefully. In connection with this responsibility, the board invited a senior staff member of the U.S. Securities and Exchange Commission to discuss the regulatory environment and possible future developments.

Regulatory change may come from the judiciary as well. The U.S. Supreme Court recently heard arguments about how mutual fund fees are set—a case known as Jones v. Harris Associates. The plaintiff seeks to supplant the rule under which mutual funds have operated since 1982—the so-called Gartenberg standard which gives boards considerable discretion in establishing advisory fees. As you know, there are over 7,000 funds in the US, a number that assures vigorous competition—one reason US fund fees are the lowest in the world. A Wall Street Journal editorial (November 3, 2009) noted: “The Jones suit is a culmination of the plaintiffs bar assault on mutual funds that began earlier this decade and seeks to achieve via judicial fiat what it hasn’t been able to accomplish in legislation. Let’s hope the high Court shuts them down.” It would be a great disservice to fund investors if the tort bar were to prevail in this case.

Our fund family has shown rapid growth in recent years, and we thank you for the confidence you’ve placed in us. On behalf of the Board of Trustees and Advisory staff, we pledge our very best effort to making the future a good one for our shareholders.

Cordially,

Michael Seely
Chairperson, HSBC Investor Funds

4	HSBC INVESTOR FAMILY OF FUNDS

President’s Message

Dear Shareholder,

Welcome to the HSBC Investor Funds annual report, covering the period between November 1, 2008 and October 31, 2009. This report offers detailed information about your funds’ results, from investment operations and composition. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, as well as commentary from the portfolio managers discussing the investment markets and explaining the primary reasons each fund performed as it did. The report also includes each fund’s return during the 12-month period, as well as the performance of its benchmark index and peer group average. We believe the HSBC Investor Funds have provided their shareholders with competitive returns.

In closing, we want to thank you for investing through the HSBC Investor Funds. We recognize that the past year has presented challenges for many investors, and we appreciate and honor the trust you place in us. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

HSBC INVESTOR FAMILY OF FUNDS	5

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Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The 12-month period between November 1, 2008 and October 31, 2009 began with the U.S. economy in severe recession and the financial system suffering from a major credit crunch.

The federal government took unprecedented steps to try to restore the economy and financial system to health. The Federal Reserve Board in December reduced the federal funds rate, its target short-term interest rate, from 1.00% to a range between 0.00% and 0.25%, and also took a wide range of other actions to inject liquidity and improve confidence in the system. The government also enacted a massive fiscal stimulus package. All told, the U.S. government and Federal Reserve committed a total of $12.8 trillion, an amount nearly equal to 2008 gross domestic product1. Governments around the world took similar steps: For example, the G-20 group1 of nations agreed to a $1.1 trillion program through which the International Monetary Fund would help countries afflicted by the global crisis to boost economic activity.

Leading economic indicators began showing signs of improvement during the second quarter of 2009. Credit spreads declined, the housing market’s descent slowed and survey data turned up. The economy continued to regain its footing throughout the period. Unemployment continued to rise, however, as is typical in the end stages of recession.

The U.S. economy contracted at an annualized rate of 5.4% during the fourth calendar quarter of 2008. It fell 6.4% and 0.7% in the first and second quarters of 2009, respectively, before recovering to grow 2.8% during the third quarter of 2009.

Market Review

Investors during the first four months of the period responded to the financial crisis by fleeing assets perceived as risky. Higher-risk assets generally fared worst during this time, with emerging markets stocks, small caps and high-yield bonds posting some of the largest losses. Assets considered safe and stable, particularly bonds backed by the U.S. government, produced the best returns.

The market environment changed dramatically beginning in early 2009. As the financial system and economy began showing signs of stabilizing, investors moved quickly back into risk assets. Between March 9 and the end of the reporting period the stock market posted a powerful rebound, with the S&P 5001 gaining roughly 55.31%. For the period as a whole the S&P 500 returned 9.80%, while the small-cap Russell 2000®, 1 gained 6.46%.

Foreign stocks on the whole declined considerably through early March, then surged to produce strong returns for the 12-month period. Foreign currencies’ strength against the dollar further boosted the gains of U.S. investors’ international holdings. Japan’s market did not keep pace with other major markets; It generated a 10.62% gain in U.S. dollar terms—and just a 2.05% return in local currency—as its economic recovery proved anemic.

During the rally, investors especially favored shares in emerging markets, which in many cases offered more-attractive macroeconomic backdrops than developed countries. The MSCI EAFE Index1 of developed foreign stock markets gained 28.41% in U.S. dollar terms during the period under review, while the MSCI Emerging Markets Index1 gained 64.63%.

Investors in the fixed-income markets began the period fleeing to the most conservative and secure types of securities, particularly Treasury bills. The rally in government debt was so extreme that Treasury bills briefly offered negative yields. Meanwhile, investors sold bonds not backed by the federal government. That environment caused spreads between yields on Treasuries and other types of debt to widen to historic levels.

Conditions in the fixed-income markets changed dramatically during 2009. As the financial crisis began to recede, investors sought the greater yield available on higher-risk debt securities. Corporate bonds, in particular high-yield bonds, staged a strong rally. The Barclays Capital U.S. Aggregate Bond Index1, which tracks the broad fixed-income market, returned 13.79% for the 12 months through October, while the Barclays Capital U.S. Corporate High-Yield Bond Index1 returned 48.10%.

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	7

Portfolio Reviews

HSBC Investor Growth Fund
(Class A Shares, B Shares, C Shares and I Shares)

by Clark J. Winslow, Chief Executive Officer/Portfolio Manager
Justin H. Kelly, CFA, Managing Director/Portfolio Manager
R. Bart Wear CFA, Managing Director/Portfolio Manager
Winslow Capital Management, Inc.

The HSBC Investor Growth Fund (the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion which the subadviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Growth Portfolio (the “Portfolio”). The Portfolio employs Winslow Capital Management, Inc. as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economics uncertainty.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The Fund returned 18.86% (without sales charge) for the Class A Shares and 19.11% for the Class I Shares for the 12-month period ended October 31, 2009. That compared to a 17.51% return for the Russell 1000® Growth Index1 and a 14.74% return for the Lipper Large-Cap Growth Funds Average1.

Past performance does not guarantee future results.

Portfolio Performance

The stock market in the beginning of the period declined steeply as a result of the global financial crisis. Intervention by the federal government in the form of fiscal and monetary stimulus programs helped stanch the market downturn, and by early March the stock market began a sustained rally that continued through the end of the period.

The Fund benefited from its shift to an overweight position in the information technology and energy sectors, as stocks in those sectors performed well. Stock selection in those sectors and in the financial services sector further boosted the Fund’s relative performance. We positioned the Fund with a smaller-than-benchmark stake in consumer staples stocks. Because of that strategy the Fund’s Class I Shares outperformed its benchmark index, the Russell 1000® Growth Index, as the sector lagged the benchmark during the period.*

The Fund maintained a neutral weighting in the small materials sector, but its materials allocation significantly underperformed the benchmark’s allocation. The underperformance was the result of our decision to avoid shares of non-energy, resource-related materials companies. Such shares rebounded sharply in the latter half of the period, fueling much of the sector’s gains.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

8	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Growth Fund - As of October 31, 2009

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)				Expense Ratio (%)[6]

As of October 31, 2009	Inception Date	1 Year	5 Year	Since Inception		Gross	Net

HSBC Investor Growth Fund Class A1	5/7/04[5]	12.87	1.90	1.73		1.32	1.20

HSBC Investor Growth Fund Class B2	5/7/04[5]	13.87	2.18	1.91		2.07	1.95

HSBC Investor Growth Fund Class C3	5/7/04[5]	16.86	2.18	1.92		2.07	1.95

HSBC Investor Growth Fund Class I	5/7/04[5]	19.11	3.19	2.92		1.07	0.95

Russell 1000® Growth Index[4]	—	17.51	1.27	1.19	[7]	N/A	N/A

Lipper Large-Cap Growth Funds Average[4]	—	14.74	0.70	0.79	[7]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2009 through March 1, 2010.

During the fiscal periods ended October 31, 2008 and 2009, the Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements which enhanced performance. Without the receipt of these payments, the returns for applicable periods would be lower.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	The HSBC Investor Growth Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.

[6]	Reflects the expense ratio as reported in the prospectus dated February 27, 2009.

[7]	Return for the period 5/10/04 to 10/31/09.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	9

Portfolio Reviews

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund
(Class A Shares, B Shares, and C Shares)
by Kevin F. Simms
Co-CIO International Value Equities and Director of Research – Global and International Value Equities
AllianceBernstein L.P.

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the “Funds”) seek to provide their shareholders with long-term growth of capital and future income. Under normal market conditions, each Fund invests at least 80% of its net assets in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East. Each Fund may invest up to 20% of its assets in equity securities of companies in emerging markets. The Funds employ a two-tier fund structure, known as a “master-feeder” structure, in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the “Portfolio”). AllianceBernstein L.P., acting through the Bernstein Value Equities Unit (“AllianceBernstein”), serves as the subadviser to the Portfolio and manages its investments.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

For the 12-month period ended October 31, 2009, the Class I Shares of the HSBC Investor International Equity Fund produced a 27.90% return and the Class A Shares of the HSBC Investor Overseas Equity Fund returned 23.99% (without sales charge). That compared to a total return of 28.41% and 24.28% for the Funds’ benchmark, the MSCI EAFE Index1, and the Lipper International Large-Cap Value Funds Average1, respectively.

Past performance does not guarantee future results.

Portfolio Performance

The period was marked by two significantly different environments in the equity markets. The beginning of the period was dominated by stress in the global financial system, including a credit crunch and a contraction of economies around the world. As the period wore on, economies generally stabilized and economic growth resumed.

Stocks fell initially, then rebounded strongly. International stocks performed particularly well as many foreign markets were less affected by the issues that plagued the U.S. market, including overextended consumers and declines in the housing market. Those trends benefited the Fund’s absolute return.

We positioned the Fund to take advantage of an improving economic environment. That strategy included holding an overweight position relative to the benchmark in sectors such as financials, autos, energy and technology. Those overweight positions boosted relative performance, as did individual stock selection in each of those sectors.*

The Fund also maintained a modest allocation to emerging markets stocks, which are absent from the benchmark. Emerging markets were among the period’s best performers, so holding such stocks significantly helped the Fund’s relative performance.*

The Fund was hurt in relative terms by its underweight position in the consumer cyclical sector. Such stocks benefited as economic fundamentals improved and consumer spending increased. We positioned the Fund with an overweight stake in the telecommunications sector, believing that such stocks would benefit from a market rebound. That sector underperformed the benchmark, and dragged on the Fund’s relative performance.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund - As of October 31, 2009

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)			Expense Ratio (%)[5]

As of October 31, 2009	Inception Date	1 Year	5 Year	10 Year	Gross	Net

HSBC Investor International Equity Fund Class I*	1/9/95	27.90	4.14	1.82	0.84	0.84

HSBC Investor Overseas Equity Fund Class A1	8/26/96	17.83	1.63	0.38	1.81	1.81

HSBC Investor Overseas Equity Fund Class B2	1/6/98	21.08	1.90	0.43	2.56	2.56

HSBC Investor Overseas Equity Fund Class C3	11/4/98	22.50	1.93	0.14	2.56	2.56

MSCI EAFE Index[4]	—	28.41	5.59	2.46	N/A	N/A

Lipper International Large-Cap Value Funds Average[4]	—	24.28	3.86	3.92	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

During the fiscal period ended October 31, 2007, the Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements which enhanced performance. Without the receipt of this payment, the returns for applicable periods would be lower.

*	The Class I Shares are issued by HSBC Investor International Equity Fund and are part of the HSBC Advisor Funds Trust.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 27, 2009.

The Funds’ performance is measured against the MSCI EAFE Index (Europe, Australasia, Far East), which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index currently consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	11

Portfolio Reviews

HSBC Investor Mid-Cap Fund
(Class A Shares, B Shares, C Shares and Class I Shares)
by Tony Y. Dong, CFA, Director, Mid-Cap Equity and Senior Portfolio Manager and
Brian S. Matuszak, CFA, Senior Equity Analyst and
Andy Y. Mui, CPA, Senior Equity Analyst
Munder Capital Management

The HSBC Investor Mid-Cap Fund (the “Fund”) seeks to achieve long-term growth of capital by investing at least 80% of its net assets in equity securities, i.e., common stocks, preferred stocks, convertible securities and rights and warrants, of mid-capitalization companies. Mid-capitalization companies are those companies with market capitalization within the range of companies included in the S&P MidCap 400® Index1, or within the range of companies included in the Russell Midcap® Index. The Fund employs Munder Capital Management (“Munder”) as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

The Fund’s Class A Shares posted a return of 16.07% (without sales charge) and 16.42% for the Class I Shares for the 12-month period ended October 31, 2009. That compared to 18.18% and 16.74% for the Fund’s benchmarks, the S&P MidCap 400 Index1, and the Lipper Mid-Cap Growth Funds Average1, respectively.

Past performance does not guarantee future results.

Portfolio Performance

The recent recession was the longest and deepest in the post-World War II period. The financial markets were in turmoil early in the period, but federal intervention in the form of fiscal and monetary stimulus provided a much-needed spark to the U.S. economy and helped the stock market recover beginning in early March. Stocks rebounded strongly during the rest of the period, and small- and mid-cap stocks—which typically outperform large-cap stocks coming out of recessions—were among the best performers.

The Fund’s performance relative to its benchmark benefited from stock selection in sectors including energy, information technology, financials, utilities, materials and industrials. We held a larger position than the benchmark in the industrials sector and underweight positions in financials and health care, and these sector allocations also benefited relative performance.*

Although stocks across the equity spectrum performed well during the period, higher-risk stocks provided the period’s strongest returns. We focused the Fund’s portfolio on high-quality stocks with strong fundamentals and good management, rather than more-speculative shares. As a result, the Fund did not benefit from the outsized gains among lower-quality stocks. The Fund underperformed its benchmark in part because of its underweight stake in such stocks.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

12	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Mid-Cap Fund - As of October 31, 2009

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return† (%)			Expense Ratio (%)[5]

As of October 31, 2009	Inception Date†	1 Year	5 Year	10 Year	Gross	Net

HSBC Investor Mid-Cap Fund Class A1	7/1/93	10.33	1.58	2.57	1.79	1.35

HSBC Investor Mid-Cap Fund Class B2	7/1/93	11.26	1.86	2.34	2.54	2.10

HSBC Investor Mid-Cap Fund Class C3	7/1/93	14.30	1.85	2.40	2.54	2.10

HSBC Investor Mid-Cap Fund Class I	7/1/93	16.42	2.83	3.33	1.54	1.10

S&P MidCap 400 Index[4]	—	18.18	3.24	6.45	N/A	N/A

Lipper Mid-Cap Growth Funds Average[4]	—	16.74	1.56	1.60	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2009 through March 1, 2010.

During the fiscal period ended October 31, 2009, the Fund received monies related to certain nonrecurring litigation settlements which enhanced performance. Without the receipt of this payment, the returns for applicable periods would be lower.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 27, 2009.

†

For periods prior to July 1, 2000, the performance shown above includes the total return (adjusted for Fund expenses) generated by HSBC Global Asset Management (USA) Inc.’s management of a pooled investment vehicle called a collective investment trust (“CIT”) with the same investment objective as the Fund. The assets from that CIT were converted into the HSBC Investor Mid-Cap Fund on July 1, 2000. The CIT was not registered with the Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CIT had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.

The Fund’s performance is measured against the Standard & Poor’s Mid Cap 400 Index, an unmanaged index that is the most widely used index for mid-sized companies. The S&P MidCap 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	13

Portfolio Reviews

HSBC Investor Opportunity Fund
(Class A Shares, B Shares, C Shares and I Shares) by William A. Muggia President–Chief Investment Officer Westfield Capital Management Company, L.P.

The HSBC Investor Opportunity Fund (the “Fund”) seeks to provide its shareholders with long-term growth of capital by investing in equity securities of small cap companies. The Fund may also invest in bonds, notes, commercial paper, U.S. Government securities, and foreign securities. Small cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index.1 The Fund may also invest in equity securities of larger, more established companies if they are expected to show increased earnings. The Fund employs a two-tier structure, commonly referred to as “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

For the 12-month period ended October 31, 2009, the Class I Shares of the HSBC Investor Opportunity Fund produced a 15.47% return, and the Class A Shares of the Fund produced a 14.85% return (without sales charge). The Fund’s benchmarks, the Russell 2500™ Growth Index1, and the Lipper Mid-Cap Growth Funds Average1, returned 18.21% and 16.74%, respectively.

Past performance does not guarantee future results.

Portfolio Performance

The 12-month period consisted of two distinct market and economic environments. In the first half of the period, continued fallout from the financial crisis caused equities to fall sharply. Stocks recovered dramatically in the second half of the period, as investors began to act on their belief that a depression had been averted.

The Fund’s performance relative to its benchmark index benefited from certain stock selection decisions. Within the energy sector, the focus on companies with solid fundamentals and strong competitive positions led to investments in coal and oil & gas exploration firms. This emphasis boosted the Fund’s performance relative to the benchmark. Stock selection in industrials and technology also boosted relative returns.*

The Fund held a smaller position than its benchmark in consumer discretionary stocks. This underweight position dragged on performance relative to the benchmark. The Fund did not have a bullish view on the sector as a whole, believing that there was insufficient evidence of improving fundamentals to merit increasing the Fund’s consumer discretionary holdings. But investors proved to have a significant appetite for stocks in cyclically sensitive industries. The Fund generally did not hold these stocks, so did not benefit from their rally. Stock selection in the financial services sector also weighed on returns relative to the benchmark.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

14	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Opportunity Fund - As of October 31, 2009

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)			Expense Ratio (%)[5]

As of October 31, 2009	Inception Date	1 Year	5 Year	10 Year	Gross	Net

HSBC Investor Opportunity Fund Class A1	9/23/96	9.16	4.24	5.14	1.82	1.65

HSBC Investor Opportunity Fund Class B2	1/6/98	9.92	4.52	5.19	2.57	2.40

HSBC Investor Opportunity Fund Class C3	11/4/98	12.83	4.51	4.88	2.57	2.40

HSBC Investor Opportunity Fund Class I*	9/3/96	15.47	5.67	6.19	0.97	0.97

Russell 2500™ Growth Index[4]	—	18.21	2.00	1.56	N/A	N/A

Lipper Mid-Cap Growth Funds Average[4]	—	16.74	1.56	1.60	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2009 through March 1, 2010.

*	The Class I Shares of the HSBC Investor Opportunity Fund are part of the HSBC Advisor Funds Trust.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 27, 2009.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index which measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	15

Portfolio Reviews

HSBC Investor Value Fund
(Class A Shares, B Shares, C Shares and I Shares) by Jon D. Bosse, CFA Chief Investment Officer NWQ Investment Management Company, LLC

The HSBC Investor Value Fund (the “Fund”) seeks long-term growth of capital and income. Under normal market conditions, the Fund invests primarily in U.S. and foreign companies with large and medium capitalizations that the subadviser believes possess opportunities underappreciated or misperceived by the market. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Value Portfolio (the “Portfolio”). The Portfolio employs NWQ Investment Management Company, LLC (“NWQ”) as subadviser.

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the Portfolio changes.

Market Commentary

The Fund returned 19.59% (without sales charge) for the Class A Shares and 19.82% for the Class I Shares for the 12-month period ended October 31, 2009. That compared to a 4.78% return for the Russell 1000® Value Index1 and a 10.85% return for the Lipper Large-Cap Core Funds Average1.

Past performance does not guarantee future results.

Portfolio Performance

During the period, global equity markets experienced considerable volatility. During the first half of the period, the U.S. equity markets declined materially due to economic weakness, as well as fears that a number of major money center banks would fail and that the financial system would collapse. The second half saw stabilization within the U.S. and global financial system. Credit spreads tightened dramatically, reflecting lower risk premiums and better-functioning capital markets. These factors, combined with an improvement in the U.S. economy, contributed to appreciation and a reversal of the U.S. equity market’s first half decline.

The Fund’s absolute return was enhanced by positive contributions from all sectors except industrials and utilities. The largest contributor to performance came from the Fund’s investments in materials, specifically gold and fertilizer stocks. The Fund’s overweight position as well as specific holdings contributed to this performance. The second largest contribution came from the Fund’s overweight position, relative to the Russell 1000® Value Index1, and stock selection in information technology. Other notable contributors to performance in the Fund came from its investments in the energy, financials and consumer staples sectors. Underweight positions, again relative to the Russell 1000® Value Index1, in consumer discretionary and health care shares dragged on relative performance.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

16	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Value Fund - As of October 31, 2009

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[6]

As of October 31, 2009	Inception Date		1 Year	5 Year	Since Inception		Gross	Net

HSBC Investor Value Fund Class A1	5/7/04	[5]	13.61	0.72	1.89		1.23	1.20

HSBC Investor Value Fund Class B2	5/7/04	[5]	14.63	0.97	2.07		1.98	1.95

HSBC Investor Value Fund Class C3	5/7/04	[5]	17.60	0.98	2.06		1.98	1.95

HSBC Investor Value Fund Class I	5/7/04	[5]	19.82	1.99	3.10		0.98	0.95

Russell 1000® Value Index[4]	—		4.78	-0.05	1.70	[7]	N/A	N/A

Lipper Large-Cap Core Funds Average[4]	—		10.85	0.51	1.11	[7]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2009 through March 1, 2010.

During the fiscal periods ended October 31, 2008 and 2009, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. Without the receipt of these payments, the returns for applicable periods would have been lower.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	The HSBC Investor Value Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.

[6]	Reflects the expense ratio as reported in the prospectus dated February 27, 2009.

[7]	Return for the period 5/10/04 to 10/31/09.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	17

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Portfolio Reviews

Portfolio Composition*
October 31, 2009
(Unaudited)

HSBC Investor Growth Portfolio

Investment Allocation	Percentage of Investments at Value

Financial Services	13.1%

Internet Related	8.8%

Telecommunications	8.6%

Computers	8.4%

Pharmaceuticals	8.4%

Oil & Gas	8.0%

Retail	6.5%

Computer Services	4.7%

Computer Software	4.6%

Health Care	3.7%

Cash and Equivalents	3.6%

Diversified Manufacturing Operations	3.4%

Transportation	3.4%

Electronic Components & Semiconductors	3.2%

Business Services	3.0%

Aerospace & Defense	2.3%

Metals & Mining	1.7%

Biotechnology	1.5%

Chemicals	1.2%

Consumer Products	1.0%

Leisure	0.9%

Total	100.0%

HSBC International Equity Portfolio

Investment Allocation	Percentage of Investments at Value

Europe	71.0%

Japan	12.0%

Australia & Far East	11.5%

Canada	4.0%

Cash	0.9%

Other	0.6%

Total	100.0%

HSBC Investor Mid-Cap Fund

Investment Allocation	Percentage of Investments at Value

Health Care	8.3%

Oil & Gas	7.5%

Computer Services	6.1%

Financial Services	5.9%

Computer Software	5.7%

Consumer Products	5.1%

Utilities	4.9%

Electronic Components & Semiconductors	4.6%

Commercial Services	4.5%

Insurance	4.3%

Cash and Equivalents	4.0%

Food & Beverage	3.9%

Real Estate	3.4%

Distribution & Wholesale	3.3%

Retail	2.6%

Industrial Manufacturing	2.5%

Chemicals	2.3%

Telecommunications	2.2%

Business Services	1.9%

Machinery	1.9%

Education	1.7%

Energy	1.7%

Correctional Institutions	1.5%

Aerospace & Defense	1.4%

Environmental Services	1.3%

Biotechnology	1.2%

Communications	1.1%

Agricultural Chemicals	1.0%

Automotive & Transport	1.0%

Banking	0.8%

Specialty Retail	0.7%

Leisure	0.6%

Metal Processors & Fabrication	0.6%

Transportation	0.5%

Total	100.0%

*	Portfolio composition is subject to change.

HSBC INVESTOR FAMILY OF FUNDS	19

Portfolio Reviews

Portfolio Composition*
October 31, 2009
(Unaudited)

HSBC Investor Opportunity Portfolio

Investment Allocation	Percentage of Investments at Value

Oil & Gas	12.3%

Computer Software	10.7%

Pharmaceuticals	10.5%

Industrial Manufacturing	6.7%

Health Care	6.5%

Telecommunications	5.8%

Biotechnology	5.6%

Consumer Products	5.3%

Retail	5.0%

Diversified Manufacturing Operations	4.3%

Financial Services	3.9%

Electronic Components & Semiconductors	3.4%

Internet Related	3.4%

Business Services	2.6%

Cash and Equivalents	2.5%

Aerospace & Defense	2.3%

Environmental Services	2.1%

Chemicals	1.7%

Education	1.5%

Transportation	1.5%

Communications	1.2%

Gaming	1.2%

Total	100.0%

HSBC Investor Value Portfolio

Investment Allocation	Percentage of Investments at Value

Oil & Gas	14.8%

Pharmaceuticals	11.2%

Insurance	10.4%

Telecommunications	8.3%

Computer Software	7.4%

Media	6.9%

Metals & Mining	6.8%

Aerospace & Defense	5.4%

Conglomerates	3.4%

Business Services	3.2%

Energy	3.2%

Consumer Products	2.9%

Cash and Equivalents	2.8%

Banking	2.6%

Financial Services	2.5%

Tobacco	2.5%

Transportation	1.9%

Diversified Manufacturing Operations	1.6%

Agricultural Chemicals	1.1%

Retail	1.1%

Total	100.0%

*	Portfolio composition is subject to change.

20	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR MID-CAP FUND

Schedule of Portfolio Investments—As of October 31, 2009

Common Stocks—97.1%

	Shares	Value($)

Aerospace & Defense – 1.4%
Elbit Systems Ltd.	500	30,255
L-3 Communications Holdings, Inc.	2,100	151,809

		182,064

Agricultural Chemicals – 1.0%
Compass Minerals International, Inc.	2,200	137,104

Automotive & Transport – 1.0%
BorgWarner, Inc.	4,450	134,924

Banking – 0.8%
Signature Bank (a)	3,350	105,726

Biotechnology – 1.2%
BioMarin Pharmaceuticals, Inc. (a)	10,400	161,824

Business Services – 1.9%
Fiserv, Inc. (a)	3,400	155,958
Morningstar, Inc. (a)	1,900	96,938

		252,896

Chemicals – 2.3%
Airgas, Inc.	3,550	157,478
Valspar Corp. (The)	5,700	144,609

		302,087

Commercial Services – 4.6%
Aaron’s, Inc.	4,200	105,210
IHS, Inc., Class A (a)	4,200	217,392
Ritchie Brothers Auctioneers, Inc. ADR	7,275	159,468
URS Corp. (a)	3,050	118,523

		600,593

Communications – 1.1%
Discovery Communications, Inc., Class A (a)	2,250	61,875
Discovery Communications, Inc., Class C (a)	3,600	86,472

		148,347

Computer Services – 6.1%
Cognizant Technology Solutions Corp. (a)	7,425	286,976
FactSet Research Systems, Inc.	2,950	188,948
McAfee, Inc. (a)	6,250	261,750
Teradata Corp. (a)	2,600	72,488

		810,162

Computer Software – 5.7%
Akamai Technologies, Inc. (a)	3,550	78,100
Check Point Software Technologies Ltd. (a)	5,800	180,206
MICROS Systems, Inc. (a)	5,200	139,984
Solera Holdings, Inc.	5,300	170,766
Sybase, Inc. (a)	4,700	185,932

		754,988

Common Stocks, continued

	Shares	Value($)

Consumer Products – 5.1%
Church & Dwight Co., Inc.	3,050	173,484
Crown Holdings, Inc. (a)	9,100	242,515
Gildan Activewear, Inc. (a)	1,100	19,503
Tupperware Brands Corp.	3,800	171,076
VF Corp.	1,000	71,040

		677,618

Correctional Institutions – 1.5%
Corrections Corp. of America (a)	8,275	198,104

Distribution & Wholesale – 3.3%
Genuine Parts Co.	5,100	178,449
LKQ Corp. (a)	14,825	256,028

		434,477

Education – 1.8%
DeVry, Inc.	2,600	143,754
New Oriental Education & Technology Group, Inc. ADR (a)	1,250	87,300

		231,054

Electronic Components & Semiconductors – 4.7%
American Superconductor Corp. (a)	3,300	110,616
Cree, Inc. (a)	5,100	214,710
Itron, Inc. (a)	2,300	138,092
Microchip Technology, Inc.	6,400	153,344

		616,762

Energy – 1.8%
Core Laboratories N.V.	2,225	232,068

Environmental Services – 1.3%
Stericycle, Inc. (a)	3,375	176,749

Financial Services – 6.0%
Affiliated Managers Group, Inc. (a)	2,750	174,598
Annaly Capital Management, Inc.	16,350	276,478
Eaton Vance Corp.	4,975	141,240
Lazard Ltd., Class A	3,600	135,900
People’s United Financial, Inc.	4,000	64,120

		792,336

Food & Beverage – 3.9%
Central European Distribution Corp. (a)	5,625	174,994
Flowers Foods, Inc.	6,025	140,744
J.M. Smucker Co. (The)	2,650	139,734
Yum! Brands, Inc.	1,900	62,605

		518,077

Health Care – 8.4%
DaVita, Inc. (a)	3,000	159,090
Haemonetics Corp. (a)	2,900	149,350
Hologic, Inc. (a)	4,276	63,199
Intuitive Surgical, Inc. (a)	300	73,905

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	21

HSBC INVESTOR MID-CAP FUND

Schedule of Portfolio Investments—As of October 31, 2009 (continued)

Common Stocks, continued

	Shares	Value($)

Health Care, continued
Laboratory Corp. of America Holdings (a)	2,175	149,836
Masimo Corp. (a)	2,800	74,396
ResMed, Inc. (a)	4,150	204,221
Techne Corp.	725	45,320
West Pharmaceutical Services, Inc.	4,750	187,483

		1,106,800

Industrial Manufacturing – 2.6%
Eaton Corp.	1,350	81,607
Lincoln Electric Holdings, Inc.	2,850	135,204
Valmont Industries, Inc.	1,700	122,859

		339,670

Insurance – 4.4%
Axis Capital Holdings Ltd.	7,100	205,119
Lincoln National Corp.	7,300	173,959
Proassurance Corp. (a)	3,950	198,606

		577,684

Leisure – 0.6%
Penn National Gaming, Inc. (a)	3,300	82,929

Machinery – 2.0%
AGCO Corp. (a)	1,700	47,787
Flowserve Corp.	2,150	211,151

		258,938

Metal Processors & Fabrication – 0.6%
Precision Castparts Corp.	800	76,304

Oil & Gas – 7.6%
Arena Resources, Inc. (a)	3,650	135,999
Atlas Energy, Inc.	8,512	222,844
Denbury Resources, Inc. (a)	10,200	148,920
EQT Corp.	5,125	214,533
Oil States International, Inc. (a)	3,175	109,347
Southwestern Energy Co. (a)	3,950	172,141

		1,003,784

Real Estate – 3.4%
Corporate Office Properties Trust	3,500	116,165
Digital Realty Trust, Inc.	4,600	207,598
Essex Property Trust, Inc.	1,700	127,806

		451,569

Retail – 2.6%
Chipotle Mexican Grill, Inc., Class A (a)	1,200	97,788
Guess?, Inc.	2,650	96,857
O’Reilly Automotive, Inc. (a)	4,000	149,120

		343,765

Specialty Retail – 0.7%
GameStop Corp., Class A (a)	3,975	96,553

Telecommunications – 2.2%
American Tower Corp., Class A (a)	5,100	187,782
NII Holdings, Inc. (a)	3,850	103,680

		291,462

Common Stocks, continued

	Shares	Value($)

Transportation – 0.5%
Kansas City Southern (a)	2,550	61,787

Utilities – 5.0%
ITC Holdings Corp.	3,275	145,475
Northeast Utilities	8,575	197,654
NorthWestern Corp.	7,600	183,540
Portland General Electric Co.	6,900	128,271

		654,940

TOTAL COMMON STOCKS (COST $11,684,946)		12,814,145

Investment Companies – 4.0%

MidCap S&P Depositary Receipt Trust Series 1	2,510	300,045
Northern Institutional Diversified Assets Portfolio, Shares Class, 0.09% (b)	229,848	229,848

TOTAL INVESTMENT COMPANIES (COST $486,185)		529,893

TOTAL INVESTMENTS (COST $12,171,131) – 101.1%		13,344,038

Percentages indicated are based on net assets of $13,204,305.

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2009.

ADR — American Depositary Receipt

22	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

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HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—As of October 31, 2009

	Growth Fund	International Equity Fund	Mid-Cap Fund	Opportunity Fund	Opportunity Fund (Advisor)

Assets:
Investments in Affiliated Portfolios	$57,520,119	$179,737,109	$—	$11,027,004	$100,214,407
Investments in non-affiliates, at value	—	—	13,344,038	—	—
Dividends receivable	—	—	3,068	—	—
Receivable for capital shares issued	24,021	33,222	273	9,772	128,566
Receivable for investments sold	—	—	31,238	—	—
Reclaims receivable	—	807,988	—	—	—
Receivable from Investment Adviser	—	—	—	5,675	—
Prepaid expenses and other assets	15,048	2,202	4,545	12,043	451

Total Assets	57,559,188	180,580,521	13,383,162	11,054,494	100,343,424

Liabilities:
Payable for investments purchased	—	—	50,973	—	—
Payable for capital shares redeemed	45,982	235,403	103,205	1,022	13,936
Payable to Investment Adviser	1,288	—	—	—	—
Accrued expenses and other liabilities:
Investment Management	—	—	3,363	—	—
Administration	970	3,019	450	187	1,685
Distribution	1,455	—	1,085	901	—
Shareholder Servicing	4,071	—	1,292	2,474	—
Compliance Services	25	71	1	4	40
Transfer Agent	14,021	6,097	11,250	10,257	6,090
Trustee	107	376	47	23	203
Other	16,101	93,413	7,191	3,196	36,171

Total Liabilities	84,020	338,379	178,857	18,064	58,125

Net Assets	$57,475,168	$180,242,142	$13,204,305	$11,036,430	$100,285,299

Composition of Net Assets:
Capital	$62,912,976	$247,813,362	$15,673,685	$12,494,689	$112,608,620
Accumulated net investment income (loss)	—	2,365,154	37,965	—	—
Accumulated net realized gains (losses) from investment and foreign currency transactions	(9,563,975)	(60,031,894)	(3,680,252)	(1,571,331)	(13,150,084)
Unrealized appreciation/depreciation from investments and foreign currencies	4,126,167	(9,904,480)	1,172,907	113,072	826,763

Net Assets	$57,475,168	$180,242,142	$13,204,305	$11,036,430	$100,285,299

Net Assets:
Class A Shares	$15,895,536	$—	$4,186,288	$9,687,040	$—
Class B Shares	2,059,465	—	1,573,521	1,082,277	—
Class C Shares	120,253	—	12,810	267,113	—
Class I Shares	39,399,914	180,242,142	7,431,686	—	100,285,299

	$57,475,168	$180,242,142	$13,204,305	$11,036,430	$100,285,299

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):

Class A Shares	1,267,988	—	736,994	1,282,081	—
Class B Shares	177,472	—	307,780	169,946	—
Class C Shares	10,298	—	2,477	41,131	—
Class I Shares	3,114,630	14,826,622	1,269,485	—	10,102,215

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$12.54	$—	$5.68	$7.56	$—
Class B Shares*	$11.60	$—	$5.11	$6.37	$—
Class C Shares*	$11.68	$—	$5.17	$6.49	$—
Class I Shares	$12.65	$12.16	$5.85	$—	$9.93
Maximum Sales Charge – Class A Shares	5.00%	—%	5.00%	5.00%	—%

Maximum Offering Price per share (Net Asset Value/(100% – maximum sales charge)) – Class A Shares	$13.20	$—	$5.98	$7.96	$—

Total Investments, at cost			$12,171,131

*	Redemption Price per share varies by length of time shares are held.

24	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—As of October 31, 2009 (continued)

	Overseas Equity Fund	Value Fund

Assets:
Investments in Affiliated Portfolios	$6,910,706	$30,047,170
Receivable for capital shares issued	33	23,826
Reclaims receivable	52,495	—
Receivable from Investment Adviser	3,143	1,753
Prepaid expenses and other assets	11,479	6,962

Total Assets	6,977,856	30,079,711

Liabilities:
Payable for capital shares redeemed	5,596	38,323
Accrued expenses and other liabilities:
Administration	120	511
Distribution	683	364
Shareholder Servicing	1,586	3,035
Compliance Services	3	67
Transfer Agent	9,357	12,073
Trustee	13	54
Other	1,970	8,753

Total Liabilities	19,328	63,180

Net Assets	$6,958,528	$30,016,531

Composition of Net Assets:
Capital	$9,576,058	$38,385,888
Accumulated net investment income	108,816	14,848
Accumulated net realized gains (losses) from investment and foreign currency transactions	(2,395,705)	(5,824,403)
Unrealized appreciation/depreciation from investments and foreign currencies	(330,641)	(2,559,802)

Net Assets	$6,958,528	$30,016,531

Net Assets:
Class A Shares	$5,939,113	$12,742,187
Class B Shares	961,597	466,051
Class C Shares	57,818	71,244
Class I Shares	—	16,737,049

	$6,958,528	$30,016,531

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	1,449,988	1,206,972
Class B Shares	267,861	46,234
Class C Shares	14,877	7,020
Class I Shares	—	1,588,086

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$4.10	$10.56
Class B Shares*	$3.59	$10.08
Class C Shares*	$3.89	$10.15
Class I Shares	$—	$10.54
Maximum Sales Charge – Class A Shares	5.00%	5.00%

Maximum Offering Price per share (Net Asset Value/(100%–maximum sales charge)) – Class A Shares	$4.32	$11.12

*	Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	25

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2009

	Growth Fund	International Equity Fund	Mid-Cap Fund	Opportunity Fund	Opportunity Fund (Advisor)

Investment Income:
Dividends	$—	$—	$204,943	$—	$—
Investment income from Affiliated Portfolios (a)	462,303	5,304,378	—	52,830	459,753
Tax reclaims from Affiliated Portfolios (a)	—	227,813	—	—	—
Foreign tax withholding from Affiliated Portfolios (a)	(190)	(736,335)	—	—	—
Expenses from Affiliated Portfolios (a)	(368,086)	(1,294,526)	—	(89,861)	(784,048)

Total Investment Income (Loss)	94,027	3,501,330	204,943	(37,031)	(324,295)

Expenses:
Investment Management	—	—	96,355	—	—
Administration:
Class A Shares	2,971	—	1,378	1,672	—
Class B Shares	444	—	643	235	—
Class C Shares	16	—	7	40	—
Class I Shares	6,847	28,826	2,939	—	17,007
Distribution:
Class B Shares	17,154	—	12,310	8,972	—
Class C Shares	652	—	81	1,555	—
Shareholder Servicing:
Class A Shares	38,197	—	8,886	18,247	—
Class B Shares	5,750	—	4,145	2,994	—
Class C Shares	218	—	28	520	—
Accounting	14,452	9,001	57,150	18,998	9,001
Compliance Services	206	672	104	45	398
Custodian	—	—	10,348	—	—
Printing	27,840	16,451	9,226	9,506	18,281
Professional	6,663	2,791	475	192	1,644
Transfer Agent	67,396	30,867	58,091	68,642	31,862
Trustee	713	2,236	388	151	1,314
Registration	52,118	13,000	5,917	16,792	6,544
Other	14,540	42,551	6,681	2,866	23,669

Total expenses before fee reductions	256,177	146,395	275,152	151,427	109,720
Fees reimbursed by Investment Adviser	(56,048)	—	(108,174)	(75,810)	—

Net Expenses	200,129	146,395	166,978	75,617	109,720

Net Investment Income (Loss)	(106,102)	3,354,935	37,965	(112,648)	(434,015)

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investment and foreign currency transactions	(9,717,237)	(59,981,220)	(3,510,422)	(1,474,598)	(12,341,854)
Net realized gain from payment by affiliate for the disposal of investment in violation of restrictions	—	—	463	—	—
Change in unrealized appreciation/depreciation from investments and foreign currencies	18,612,853	90,089,864	5,026,011	2,899,270	24,564,409

Net realized/unrealized gains from investments and foreign currency transactions	8,895,616	30,108,644	1,516,052	1,424,672	12,222,555

Change In Net Assets Resulting From Operations	$8,789,514	$33,463,579	$1,554,017	$1,312,024	$11,788,540

(a)	Represents amounts allocated from the respective Affiliated Portfolios, where applicable.

26	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2009 (continued)

	Overseas Equity Fund	Value Fund

Investment Income:
Investment income from Affiliated Portfolios (a)	$243,297	$603,307
Tax reclaims from Affiliated Portfolios (a)	8,463	—
Foreign tax withholding from Affiliated Portfolios (a)	(34,005)	—
Expenses from Affiliated Portfolios (a)	(58,671)	(194,530)

Total Investment Income (Loss)	159,084	408,777

Expenses:
Administration:
Class A Shares	1,106	2,462
Class B Shares	192	106
Class C Shares	10	11
Class I Shares	—	3,000
Distribution:
Class B Shares	7,351	4,029
Class C Shares	406	466
Shareholder Servicing:
Class A Shares	14,093	31,283
Class B Shares	2,469	1,354
Class C Shares	136	156
Accounting	18,998	24,000
Compliance Services	31	136
Printing	5,350	13,045
Professional	162	565
Transfer Agent	50,291	68,423
Trustee	99	415
Registration	15,574	13,349
Other	1,927	7,539

Total expenses before fee reductions	118,195	170,339
Fees reimbursed by Investment Adviser	(55,265)	(55,991)

Net Expenses	62,930	114,348

Net Investment Income (Loss)	96,154	294,429

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investments and foreign currency transactions	(2,354,316)	(1,353,212)
Change in unrealized appreciation/depreciation from investments and foreign currencies	3,553,124	5,610,790

Net realized/unrealized gains from investments and foreign currency transactions	1,198,808	4,257,578

Change In Net Assets Resulting From Operations	$1,294,962	$4,552,007

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	27

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets

	Growth Fund

	For the year ended October 31, 2009	For the year ended October 31, 2008

Investment Activities:

Operations:
Net investment income (loss)	$(106,102)	$(153,221)
Net realized gains (losses) from investment transactions	(9,717,237)	182,222
Change in unrealized appreciation/depreciation from investments and foreign currencies	18,612,853	(30,016,810)

Change in net assets resulting from operations	8,789,514	(29,987,809)

Dividends:

Net realized gains:
Class A Shares	—	(1,383,410)
Class B Shares	—	(79,802)
Class C Shares	—	(4,866)
Class I Shares	—	(1,424,277)

Change in net assets resulting from shareholder dividends	—	(2,892,355)

Change in net assets resulting from capital transactions	(10,272,668)	28,956,532

Change in net assets	(1,483,154)	(3,923,632)

Net Assets:
Beginning of period	58,958,322	62,881,954

End of period	$57,475,168	$58,958,322

Accumulated net investment income (loss)	$—	$—

28	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Growth Fund

	For the year ended October 31, 2009	For the year ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,225,814	$2,184,134
Proceeds from shares issued in conversion	—	2,181,685
Dividends reinvested	—	1,365,451
Value of shares redeemed	(5,063,199)	(7,496,370)

Class A Shares capital transactions	(3,837,385)	(1,765,100)

Class B Shares:
Proceeds from shares issued	66,339	94,123
Proceeds from shares issued in conversion	—	3,033,945
Dividends reinvested	—	79,295
Value of shares redeemed	(1,164,836)	(621,351)

Class B Shares capital transactions	(1,098,497)	2,586,012

Class C Shares:
Proceeds from shares issued	36,704	316
Proceeds from shares issued in conversion	—	27,158
Dividends reinvested	—	4,866
Value of shares redeemed	(5,976)	(12,332)

Class C Shares capital transactions	30,728	20,008

Class I Shares:
Proceeds from shares issued	4,547,877	5,289,940
Proceeds from shares issued in conversion	—	29,095,081
Dividends reinvested	—	1,334,114
Value of shares redeemed	(9,915,391)	(7,603,523)

Class I Shares capital transactions	(5,367,514)	28,115,612

Change in net assets resulting from capital transactions	$(10,272,668)	$28,956,532

SHARE TRANSACTIONS:
Class A Shares:
Issued	112,735	171,527
Issued in conversion	—	154,250
Reinvested	—	82,517
Redeemed	(472,708)	(499,620)

Change in Class A Shares	(359,973)	(91,326)

Class B Shares:
Issued	6,818	6,697
Issued in conversion	—	229,821
Reinvested	—	5,109
Redeemed	(117,668)	(49,634)

Change in Class B Shares	(110,850)	191,993

Class C Shares:
Issued	3,677	21
Issued in conversion	—	2,045
Reinvested	—	312
Redeemed	(631)	(900)

Change in Class C Shares	3,046	1,478

Class I Shares:
Issued	418,087	372,328
Issued in conversion	—	2,043,578
Reinvested	—	80,320
Redeemed	(961,622)	(519,054)

Change in Class I Shares	(543,535)	1,977,172

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	29

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	International Equity Fund		Mid-Cap Fund

	For the year ended October 31, 2009	For the year ended October 31, 2008	For the year ended October 31, 2009	For the year ended October 31, 2008

Investment Activities:
Operations:
Net investment income (loss)	$3,354,935	$7,877,663	$37,965	$(87,610)
Net realized gains (losses) from investment and foreign currency transactions	(59,981,220)	7,880,059	(3,509,959)	1,072,890
Change in unrealized appreciation/depreciation from investments and foreign currencies	90,089,864	(201,336,999)	5,026,011	(14,339,743)

Change in net assets resulting from operations	33,463,579	(185,579,277)	1,554,017	(13,354,463)

Dividends:
Net investment income:
Class A Shares	—	—	—	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	(7,354,738)	(5,964,290)	—	—
Net realized gains:
Class A Shares	—	—	(294,264)	(598,216)
Class B Shares	—	—	(174,161)	(737,486)
Class C Shares	—	—	(1,041)	(9,380)
Class I Shares	(8,461,420)	(28,980,345)	(681,038)	(2,185,201)

Change in net assets resulting from shareholder dividends	(15,816,158)	(34,944,635)	(1,150,504)	(3,530,283)

Change in net assets resulting from capital transactions	1,541,373	(4,139,847)	(3,850,002)	603,841

Change in net assets	19,188,794	(224,663,759)	(3,446,489)	(16,280,905)

Net Assets:
Beginning of period	161,053,348	385,717,107	16,650,794	32,931,699

End of period	$180,242,142	$161,053,348	$13,204,305	$16,650,794

Accumulated net investment income (loss)	$2,365,154	$6,999,097	$37,965	$—

30	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	International Equity Fund		Mid-Cap Fund

	For the year ended October 31, 2009	For the year ended October 31, 2008	For the year ended October 31, 2009	For the year ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$—	$—	$566,784	$2,247,640
Dividends reinvested	—	—	290,977	592,760
Value of shares redeemed	—	—	(541,791)	(1,823,839)

Class A Shares capital transactions	—	—	315,970	1,016,561

Class B Shares:
Proceeds from shares issued	—	—	82,819	132,611
Dividends reinvested	—	—	169,310	721,029
Value of shares redeemed	—	—	(686,734)	(2,456,625)

Class B Shares capital transactions	—	—	(434,605)	(1,602,985)

Class C Shares:
Proceeds from shares issued	—	—	11	9
Dividends reinvested	—	—	1,041	9,380
Value of shares redeemed	—	—	(508)	(52,339)

Class C Shares capital transactions	—	—	544	(42,950)

Class I Shares:
Proceeds from shares issued	26,914,666	40,597,462	341,422	2,731,685
Dividends reinvested	11,845,280	26,918,243	462,791	1,405,125
Value of shares redeemed	(37,218,573)	(71,655,552)	(4,536,124)	(2,903,595)

Class I Shares capital transactions	1,541,373	(4,139,847)	(3,731,911)	1,233,215

Change in net assets resulting from capital transactions	$1,541,373	$(4,139,847)	$(3,850,002)	$603,841

SHARE TRANSACTIONS:
Class A Shares:
Issued	—	—	116,639	266,103
Reinvested	—	—	65,535	65,426
Redeemed	—	—	(111,962)	(210,220)

Change in Class A Shares	—	—	70,212	121,309

Class B Shares:
Issued	—	—	18,945	17,380
Reinvested	—	—	42,117	86,351
Redeemed	—	—	(154,800)	(326,374)

Change in Class B Shares	—	—	(93,738)	(222,643)

Class C Shares:
Issued	—	—	—	—
Reinvested	—	—	256	1,113
Redeemed	—	—	(138)	(6,502)

Change in Class C Shares	—	—	118	(5,389)

Class I Shares:
Issued	2,374,315	2,263,402	70,062	318,390
Reinvested	1,323,495	1,358,821	101,267	151,578
Redeemed	(3,874,180)	(4,112,422)	(911,670)	(334,242)

Change in Class I Shares	(176,370)	(490,199)	(740,341)	135,726

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	31

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Advisor)

	For the year ended October 31, 2009	For the year ended October 31, 2008	For the year ended October 31, 2009	For the year ended October 31, 2008

Investment Activities:
Operations:
Net investment income (loss)	$(112,648)	$(217,394)	$(434,015)	$(799,142)
Net realized gains (losses) from investment transactions	(1,474,598)	619,272	(12,341,854)	2,335,993
Change in unrealized appreciation/depreciation from investments and foreign currencies	2,899,270	(7,169,941)	24,564,409	(57,458,069)

Change in net assets resulting from operations	1,312,024	(6,768,063)	11,788,540	(55,921,218)

Net realized gains:
Class A Shares	(539,992)	(4,275,970)	—	—
Class B Shares	(107,053)	(1,656,407)	—	—
Class C Shares	(13,420)	(112,933)	—	—
Class I Shares	—	—	(2,746,629)	(45,200,235)

Change in net assets resulting from shareholder dividends	(660,465)	(6,045,310)	(2,746,629)	(45,200,235)

Change in net assets resulting from capital transactions	(981,801)	3,861,286	(6,597,185)	22,369,148

Change in net assets	(330,242)	(8,952,087)	2,444,726	(78,752,305)

Net Assets:
Beginning of period	11,366,672	20,318,759	97,840,573	176,592,878

End of period	$11,036,430	$11,366,672	$100,285,299	$97,840,573

Accumulated net investment income (loss)	$—	$—	$—	$—

32	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Advisor)

	For the year ended October 31, 2009	For the year ended October 31, 2008	For the year ended October 31, 2009	For the year ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,180,248	$4,352,351	$—	$—
Dividends reinvested	537,467	4,182,326	—	—
Value of shares redeemed	(2,263,523)	(4,197,723)	—	—

Class A Shares capital transactions	(545,808)	4,336,954	—	—

Class B Shares:
Proceeds from shares issued	66,965	123,807	—	—
Dividends reinvested	106,455	1,634,480	—	—
Value of shares redeemed	(667,369)	(2,318,068)	—	—

Class B Shares capital transactions	(493,949)	(559,781)	—	—

Class C Shares:
Proceeds from shares issued	54,586	54,646	—	—
Dividends reinvested	13,420	111,644	—	—
Value of shares redeemed	(10,050)	(82,177)	—	—

Class C Shares capital transactions	57,956	84,113	—	—

Class I Shares:
Proceeds from shares issued	—	—	9,048,783	18,539,696
Dividends reinvested	—	—	2,020,969	33,936,218
Value of shares redeemed	—	—	(17,666,937)	(30,106,766)

Class I Shares capital transactions	—	—	(6,597,185)	22,369,148

Change in net assets resulting from capital transactions	$(981,801)	$3,861,286	$(6,597,185)	$22,369,148

SHARE TRANSACTIONS:
Class A Shares:
Issued	173,171	413,739	—	—
Reinvested	95,805	393,076	—	—
Redeemed	(340,092)	(371,280)	—	—

Change in Class A Shares	(71,116)	435,535	—	—

Class B Shares:
Issued	12,358	12,688	—	—
Reinvested	22,363	177,468	—	—
Redeemed	(123,288)	(261,383)	—	—

Change in Class B Shares	(88,567)	(71,227)	—	—

Class C Shares:
Issued	9,847	5,891	—	—
Reinvested	2,768	11,915	—	—
Redeemed	(1,959)	(9,434)	—	—

Change in Class C Shares	10,656	8,372	—	—

Class I Shares:
Issued	—	—	1,063,736	1,473,803
Reinvested	—	—	275,712	2,551,595
Redeemed	—	—	(2,220,201)	(2,365,826)

Change in Class I Shares	—	—	(880,753)	1,659,572

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	33

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Overseas Equity Fund		Value Fund

	For the year ended October 31, 2009	For the year ended October 31, 2008	For the year ended October 31, 2009	For the year ended October 31, 2008

Investment Activities:
Operations:
Net investment income (loss)	$96,154	$216,267	$294,429	$508,204
Net realized gains (losses) from investment transactions	(2,354,316)	3,797,400	(1,353,212)	(4,675,106)
Change in unrealized appreciation/depreciation from investments and foreign currencies	3,553,124	(12,419,361)	5,610,790	(17,328,757)

Change in net assets resulting from operations	1,294,962	(8,405,694)	4,552,007	(21,495,659)

Dividends:
Net investment income:
Class A Shares	(374,072)	(105,065)	(155,138)	(197,548)
Class B Shares	(62,669)	(4,715)	(2,255)	(1,645)
Class C Shares	(2,972)	(123)	(298)	(118)
Class I Shares	—	—	(232,742)	(297,653)
Net realized gains:
Class A Shares	(2,912,698)	(2,297,440)	—	(2,036,989)
Class B Shares	(617,230)	(617,609)	—	(144,385)
Class C Shares	(28,817)	(24,923)	—	(10,272)
Class I Shares	—	—	—	(2,265,906)

Change in net assets resulting from shareholder dividends	(3,998,458)	(3,049,875)	(390,433)	(4,954,516)

Change in net assets resulting from capital transactions	1,710,202	(515,372)	(7,588,940)	2,078,757

Change in net assets	(993,294)	(11,970,941)	(3,427,366)	(24,371,418)

Net Assets:
Beginning of period	7,951,822	19,922,763	33,443,897	57,815,315

End of period	$6,958,528	$7,951,822	$30,016,531	$33,443,897

Accumulated net investment income (loss)	$108,816	$439,713	$14,848	$126,892

34	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Overseas Equity Fund		Value Fund

	For the year ended October 31, 2009	For the year ended October 31, 2008	For the year ended October 31, 2009	For the year ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$405,226	$2,168,458	$493,761	$3,123,186
Dividends reinvested	3,262,709	2,383,150	154,141	2,222,634
Value of shares redeemed	(2,210,404)	(4,837,345)	(4,681,860)	(5,905,400)

Class A Shares capital transactions	1,457,531	(285,737)	(4,033,958)	(559,580)

Class B Shares:
Proceeds from shares issued	33,259	151,714	13,994	107,540
Dividends reinvested	667,369	599,255	2,250	145,230
Value of shares redeemed	(468,176)	(986,692)	(336,758)	(583,192)

Class B Shares capital transactions	232,452	(235,723)	(320,514)	(330,422)

Class C Shares:
Proceeds from shares issued	—	3,000	—	50
Dividends reinvested	31,789	25,043	298	10,390
Value of shares redeemed	(11,570)	(21,955)	(5,546)	(11,882)

Class C Shares capital transactions	20,219	6,088	(5,248)	(1,442)

Class I Shares:
Proceeds from shares issued	—	—	2,374,352	6,102,681
Dividends reinvested	—	—	209,767	2,444,669
Value of shares redeemed	—	—	(5,813,339)	(5,577,149)

Class I Shares capital transactions	—	—	(3,229,220)	2,970,201

Change in net assets resulting from capital transactions	$1,710,202	$(515,372)	$(7,588,940)	$2,078,757

SHARE TRANSACTIONS:
Class A Shares:
Issued	108,012	229,442	53,511	313,160
Reinvested	1,049,103	162,229	17,816	157,396
Redeemed	(553,300)	(330,382)	(529,179)	(452,094)

Change in Class A Shares	603,815	61,289	(457,852)	18,462

Class B Shares:
Issued	8,391	11,070	1,659	9,342
Reinvested	243,565	43,236	274	10,720
Redeemed	(153,763)	(75,053)	(39,815)	(47,908)

Change in Class B Shares	98,193	(20,747)	(37,882)	(27,846)

Class C Shares:
Issued	—	165	—	3
Reinvested	10,703	1,749	36	761
Redeemed	(3,505)	(1,593)	(751)	(939)

Change in Class C Shares	7,198	321	(715)	(175)

Class I Shares:
Issued	—	—	249,723	527,200
Reinvested	—	—	24,319	173,797
Redeemed	—	—	(677,423)	(446,281)

Change in Class I Shares	—	—	(403,381)	254,716

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	35

HSBC INVESTOR FUNDS—GROWTH FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2005	$12.55	0.03		1.59	1.62	(0.05)	—	(0.05)	$14.12
Year Ended October 31, 2006	14.12	(0.02	)*	0.99	0.97	—	(0.23)	(0.23)	14.86
Year Ended October 31, 2007	14.86	—	*(e)	4.23	4.23	(0.01)	(1.13)	(1.14)	17.95
Year Ended October 31, 2008	17.95	(0.05	)*	(6.51)	(6.56)	—	(0.84)	(0.84)	10.55
Year Ended October 31, 2009	10.55	(0.04	)*	2.03	1.99	—	—	—	12.54

CLASS B SHARES
Year Ended October 31, 2005	$12.11	(0.07)		1.53	1.46	—	—	—	$13.57
Year Ended October 31, 2006	13.57	(0.12	)*	0.95	0.83	—	(0.23)	(0.23)	14.17
Year Ended October 31, 2007	14.17	(0.11	)*	3.99	3.88	—	(1.13)	(1.13)	16.92
Year Ended October 31, 2008	16.92	(0.16	)*	(6.07)	(6.23)	—	(0.84)	(0.84)	9.85
Year Ended October 31, 2009	9.85	(0.10	)*	1.85	1.75	—	—	—	11.60

CLASS C SHARES
Year Ended October 31, 2005	$12.17	(0.07)		1.54	1.47	—	—	—	$13.64
Year Ended October 31, 2006	13.64	(0.16	)*	0.99	0.83	—	(0.23)	(0.23)	14.24
Year Ended October 31, 2007	14.24	(0.11	)*	4.02	3.91	—	(1.13)	(1.13)	17.02
Year Ended October 31, 2008	17.02	(0.16	)*	(6.11)	(6.27)	—	(0.84)	(0.84)	9.91
Year Ended October 31, 2009	9.91	(0.12	)*	1.89	1.77	—	—	—	11.68

CLASS I SHARES
Year Ended October 31, 2005	$12.55	0.06		1.59	1.65	(0.08)	—	(0.08)	$14.12
Year Ended October 31, 2006	14.12	0.02	*	0.99	1.01	—	(0.23)	(0.23)	14.90
Year Ended October 31, 2007	14.90	0.03	*	4.24	4.27	(0.02)	(1.13)	(1.15)	18.02
Year Ended October 31, 2008	18.02	(0.02	)*	(6.54)	(6.56)	—	(0.84)	(0.84)	10.62
Year Ended October 31, 2009	10.62	(0.01	)*	2.04	2.03	—	—	—	12.65

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets(c)	Portfolio Turnover Rate(d)

CLASS A SHARES
Year Ended October 31, 2005	12.91	%(f)	$21,866	1.15	%(f)	0.19	%(f)	1.35%	79.54%
Year Ended October 31, 2006	6.92%		21,985	1.20%		(0.14)%		1.44%	75.06%
Year Ended October 31, 2007	30.45	%(g)	30,858	1.11	%(g)	(0.03	)%(g)	1.22%	57.04%
Year Ended October 31, 2008	(38.23	)%(h)	17,180	1.20%		(0.36)%		1.22%	157.87%
Year Ended October 31, 2009	18.86	%(i)	15,896	1.20%		(0.33)%		1.31%	65.67%

CLASS B SHARES
Year Ended October 31, 2005	12.06	%(f)	$1,317	1.90	%(f)	(0.48	)%(f)	2.09%	79.54%
Year Ended October 31, 2006	6.16%		1,446	1.95%		(0.88)%		2.19%	75.06%
Year Ended October 31, 2007	29.43	%(g)	1,630	1.86	%(g)	(0.78	)%(g)	1.98%	57.04%
Year Ended October 31, 2008	(38.62	)%(h)	2,839	1.95%		(1.20)%		1.96%	157.87%
Year Ended October 31, 2009	17.87	%(i)	2,059	1.95%		(1.06)%		2.06%	65.67%

CLASS C SHARES
Year Ended October 31, 2005	12.08	%(f)	$344	1.90	%(f)	(0.51	)%(f)	2.10%	79.54%
Year Ended October 31, 2006	6.13%		270	1.95%		(0.89)%		2.18%	75.06%
Year Ended October 31, 2007	29.49	%(g)	98	1.86	%(g)	(0.79	)%(g)	1.96%	57.04%
Year Ended October 31, 2008	(38.63	)%(h)	72	1.95%		(1.13)%		1.97%	157.87%
Year Ended October 31, 2009	17.86	%(i)	120	1.95%		(1.12)%		2.05%	65.67%

CLASS I SHARES
Year Ended October 31, 2005	13.17	%(f)	$13,107	0.90	%(f)	0.56	%(f)	1.07%	79.54%
Year Ended October 31, 2006	7.21%		15,042	0.95%		0.12%		1.19%	75.06%
Year Ended October 31, 2007	30.73	%(g)	30,295	0.87	%(g)	0.20	%(g)	0.96%	57.04%
Year Ended October 31, 2008	(38.07	)%(h)	38,868	0.95%		(0.16)%		0.97%	157.87%
Year Ended October 31, 2009	19.11	%(i)	39,400	0.95%		(0.08)%		1.06%	65.67%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Growth Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Represents less than $0.005 or $(0.005).

(f)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to a violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.09%, 0.09%, 0.09%, and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2008, the respective Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(i)

During the year ended October 31, 2009, the respective Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.50%, 0.54%, 0.53% and 0.49% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

36	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC ADVISOR FUNDS TRUST—INTERNATIONAL EQUITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS I SHARES
Year Ended October 31, 2005	$14.87	0.31	2.59	2.90	(0.23)	—	(0.23)	$17.54
Year Ended October 31, 2006	17.54	0.38	5.14	5.52	(0.36)	(0.60)	(0.96)	22.10
Year Ended October 31, 2007	22.10	0.50	4.69	5.19	(0.55)	(1.84)	(2.39)	24.90
Year Ended October 31, 2008	24.90	0.53	(12.41)	(11.88)	(0.39)	(1.90)	(2.29)	10.73
Year Ended October 31, 2009	10.73	0.28	2.31	2.59	(0.54)	(0.62)	(1.16)	12.16

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets(c)	Portfolio Turnover Rate(d)

CLASS I SHARES
Year Ended October 31, 2005	19.69%		$193,144	0.92%		2.01%		0.92%	31.32%
Year Ended October 31, 2006	32.70%		283,749	0.97%		2.02%		0.97%	33.39%
Year Ended October 31, 2007	25.41	%(e)(f)	385,717	0.87	%(e)	2.15	%(e)	0.89%	26.08%
Year Ended October 31, 2008	(51.92)%		161,053	0.84%		2.69%		0.84%	28.98%
Year Ended October 31, 2009	27.90%		180,242	0.97%		2.27%		0.97%	58.31%

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor International Equity Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(e)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.02% for the Class I Shares.

(f)

During the year ended October 31, 2007, the Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.18%.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	37

HSBC INVESTOR FUNDS—MID-CAP FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2005	$8.44	(0.06	)*	1.49	1.43	—	—	$9.87
Year Ended October 31, 2006	9.87	(0.00	)(d)	1.19	1.19	(2.18)	(2.18)	8.88
Year Ended October 31, 2007	8.88	(0.04	)*	2.59	2.55	(0.62)	(0.62)	10.81
Year Ended October 31, 2008	10.81	(0.03	)*	(4.17)	(4.20)	(1.23)	(1.23)	5.38
Year Ended October 31, 2009	5.38	0.01	*	0.73	0.74	(0.44)	(0.44)	5.68

CLASS B SHARES
Year Ended October 31, 2005	$8.16	(0.13	)*	1.45	1.32	—	—	$9.48
Year Ended October 31, 2006	9.48	(0.06	)*	1.13	1.07	(2.18)	(2.18)	8.37
Year Ended October 31, 2007	8.37	(0.10	)*	2.42	2.32	(0.62)	(0.62)	10.07
Year Ended October 31, 2008	10.07	(0.09	)*	(3.83)	(3.92)	(1.23)	(1.23)	4.92
Year Ended October 31, 2009	4.92	(0.02	)*	0.65	0.63	(0.44)	(0.44)	5.11

CLASS C SHARES
Year Ended October 31, 2005	$8.22	(0.13	)*	1.45	1.32	—	—	$9.54
Year Ended October 31, 2006	9.54	(0.06	)*	1.15	1.09	(2.18)	(2.18)	8.45
Year Ended October 31, 2007	8.45	(0.10	)*	2.43	2.33	(0.62)	(0.62)	10.16
Year Ended October 31, 2008	10.16	(0.10	)*	(3.86)	(3.96)	(1.23)	(1.23)	4.97
Year Ended October 31, 2009	4.97	(0.02	)*	0.66	0.64	(0.44)	(0.44)	5.17

CLASS I SHARES
Year Ended October 31, 2005	$8.52	(0.02	)*	1.48	1.46	—	—	$9.98
Year Ended October 31, 2006	9.98	0.03	*	1.20	1.23	(2.18)	(2.18)	9.03
Year Ended October 31, 2007	9.03	(0.02	)*	2.64	2.62	(0.62)	(0.62)	11.03
Year Ended October 31, 2008	11.03	(0.01	)*	(4.28)	(4.29)	(1.23)	(1.23)	5.51
Year Ended October 31, 2009	5.51	0.03	*	0.75	0.78	(0.44)	(0.44)	5.85

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets(b)	Portfolio Turnover Rate(c)

CLASS A SHARES
Year Ended October 31, 2005	16.94	%(e)	$2,151	1.38	%(e)	(0.65	)%(e)	1.53%	169.62%
Year Ended October 31, 2006	13.66%		3,185	1.48%		(0.01)%		1.85%	53.16%
Year Ended October 31, 2007	30.51	%(f)	5,897	1.19	%(f)	(0.45	)%(f)	1.70%	66.16%
Year Ended October 31, 2008	(43.49)%		3,584	1.35%		(0.36)%		1.80%	64.65%
Year Ended October 31, 2009	16.07	%(g)	4,186	1.35%		0.22%		2.17%	46.49%

CLASS B SHARES
Year Ended October 31, 2005	16.18	%(e)	$7,415	2.11	%(e)	(1.38	)%(e)	2.27%	169.62%
Year Ended October 31, 2006	12.78%		7,425	2.25%		(0.72)%		2.60%	53.16%
Year Ended October 31, 2007	29.56	%(f)	6,285	1.92	%(f)	(1.15	)%(f)	2.48%	66.16%
Year Ended October 31, 2008	(43.97)%		1,975	2.09%		(1.16)%		2.51%	64.65%
Year Ended October 31, 2009	15.26	%(g)	1,574	2.10%		(0.48)%		2.94%	46.49%

CLASS C SHARES
Year Ended October 31, 2005	16.06	%(e)	$111	2.13	%(e)	(1.40	)%(e)	2.28%	169.62%
Year Ended October 31, 2006	12.93%		95	2.25%		(0.72)%		2.60%	53.16%
Year Ended October 31, 2007	29.40	%(f)	79	1.93	%(f)	(1.16	)%(f)	2.46%	66.16%
Year Ended October 31, 2008	(43.97)%		12	2.09%		(1.20)%		2.49%	64.65%
Year Ended October 31, 2009	15.30	%(g)	13	2.10%		(0.53)%		2.91%	46.49%

CLASS I SHARES
Year Ended October 31, 2005	17.14	%(e)	$19,618	0.89	%(e)	(0.19	)%(e)	1.02%	169.62%
Year Ended October 31, 2006	13.97%		17,029	1.26%		0.29%		1.60%	53.16%
Year Ended October 31, 2007	30.80	%(f)	20,671	0.93	%(f)	(0.19	)%(f)	1.47%	66.16%
Year Ended October 31, 2008	(43.44)%		11,080	1.10%		(0.12)%		1.54%	64.65%
Year Ended October 31, 2009	16.42	%(g)	7,432	1.10%		0.51%		1.95%	46.49%

*	Calculated based on average shares outstanding.
(a)	Total return calculations do not include any sales or redemption charges.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.
(d)	Less than $0.005 per share.
(e)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to a violation of certain investment policies and limitations. The corresponding impact to the net expense ratio and net income ratio were 0.10%, 0.10%, 0.10% and 0.09% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively. The corresponding impact to the total return was 0.57%, 0.57%, 0.57% and 0.56% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.16%, 0.18%, 0.17%, and 0.17% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(g)

During the year ended October 31, 2009, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.04%, 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

38	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—OPPORTUNITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2005	$10.91	(0.14)		1.62	1.48	—	—	$12.39
Year Ended October 31, 2006	12.39	(0.14	)*	2.43	2.29	(0.39)	(0.39)	14.29
Year Ended October 31, 2007	14.29	(0.16	)*	4.01	3.85	(1.73)	(1.73)	16.41
Year Ended October 31, 2008	16.41	(0.12	)*	(4.04)	(4.16)	(5.16)	(5.16)	7.09
Year Ended October 31, 2009	7.09	(0.07	)*	0.97	0.90	(0.43)	(0.43)	7.56

CLASS B SHARES
Year Ended October 31, 2005	$10.29	(0.22)		1.53	1.31	—	—	$11.60
Year Ended October 31, 2006	11.60	(0.23	)*	2.27	2.04	(0.39)	(0.39)	13.25
Year Ended October 31, 2007	13.25	(0.25	)*	3.67	3.42	(1.73)	(1.73)	14.94
Year Ended October 31, 2008	14.94	(0.18	)*	(3.50)	(3.68)	(5.16)	(5.16)	6.10
Year Ended October 31, 2009	6.10	(0.10	)*	0.80	0.70	(0.43)	(0.43)	6.37

CLASS C SHARES
Year Ended October 31, 2005	$10.39	(0.21)		1.53	1.32	—	—	$11.71
Year Ended October 31, 2006	11.71	(0.23	)*	2.29	2.06	(0.39)	(0.39)	13.38
Year Ended October 31, 2007	13.38	(0.26	)*	3.72	3.46	(1.73)	(1.73)	15.11
Year Ended October 31, 2008	15.11	(0.17	)*	(3.57)	(3.74)	(5.16)	(5.16)	6.21
Year Ended October 31, 2009	6.21	(0.10	)*	0.81	0.71	(0.43)	(0.43)	6.49

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets(c)		Portfolio Turnover Rate(d)

CLASS A SHARES
Year Ended October 31, 2005	13.57	%(e)	$22,875	1.51	%(e)	(1.11)%	1.69	%(e)	63.95%
Year Ended October 31, 2006	18.81%		24,463	1.55%		(1.04)%	1.70%		60.83%
Year Ended October 31, 2007	30.28	%(f)	15,057	1.52	%(f)	(1.13)%	1.77	%(f)	69.41%
Year Ended October 31, 2008	(35.84)%		9,600	1.55%		(1.13)%	1.82%		80.42%
Year Ended October 31, 2009	14.85%		9,687	1.55%		(1.02)%	2.30%		64.91%

CLASS B SHARES
Year Ended October 31, 2005	12.73	%(e)	$4,539	2.26	%(e)	(1.86)%	2.44	%(e)	63.95%
Year Ended October 31, 2006	17.91%		4,768	2.30%		(1.79)%	2.45%		60.83%
Year Ended October 31, 2007	29.30	%(f)	4,928	2.26	%(f)	(1.91)%	2.52	%(f)	69.41%
Year Ended October 31, 2008	(36.30)%		1,578	2.29%		(1.88)%	2.58%		80.42%
Year Ended October 31, 2009	13.92%		1,082	2.30%		(1.77)%	3.10%		64.91%

CLASS C SHARES
Year Ended October 31, 2005	12.70	%(e)	$306	2.26	%(e)	(1.86)%	2.44	%(e)	63.95%
Year Ended October 31, 2006	17.92%		299	2.30%		(1.78)%	2.45%		60.83%
Year Ended October 31, 2007	29.32	%(f)	334	2.27	%(f)	(1.91)%	2.50	%(f)	69.41%
Year Ended October 31, 2008	(36.27)%		189	2.30%		(1.88)%	2.58%		80.42%
Year Ended October 31, 2009	13.83%		267	2.30%		(1.78)%	3.08%		64.91%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to a violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.03%, 0.04%, and 0.03% for Class A Shares, Class B Shares, and Class C Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	39

HSBC ADVISOR FUNDS TRUST—OPPORTUNITY FUND (ADVISOR)

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS I SHARES
Year Ended October 31, 2005	$13.07	(0.10)	1.97	1.87	—	—	$14.94
Year Ended October 31, 2006	14.94	(0.09)	2.93	2.84	(0.50)	(0.50)	17.28
Year Ended October 31, 2007	17.28	(0.11)	4.48	4.37	(2.71)	(2.71)	18.94
Year Ended October 31, 2008	18.94	(0.07)	(4.99)	(5.06)	(4.97)	(4.97)	8.91
Year Ended October 31, 2009	8.91	(0.04)	1.32	1.28	(0.26)	(0.26)	9.93

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets(c)	Portfolio Turnover Rate(d)

CLASS I SHARES
Year Ended October 31, 2005	14.31	%(e)	$177,519	0.94	%(e)	(0.54	)%(e)	0.94%	63.95%
Year Ended October 31, 2006	19.40%		192,124	1.03%		(0.51)%		1.03%	60.83%
Year Ended October 31, 2007	29.42	%(f)	176,593	0.96	%(f)	(0.60	)%(f)	1.03%	69.41%
Year Ended October 31, 2008	(35.39)%		97,841	0.97%		(0.55)%		0.97%	80.42%
Year Ended October 31, 2009	15.47%		100,285	1.02%		(0.50)%		1.02%	64.91%

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(e)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to a violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return was 0.04% for the Class I Shares.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.07% for the Class I Shares.

40	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—OVERSEAS EQUITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2005	$ 13.93	0.18		2.33	2.51	(0.06)	(0.79)	(0.85)	$ 15.59
Year Ended October 31, 2006	15.59	0.22		4.45	4.67	(0.25)	(1.16)	(1.41)	18.85
Year Ended October 31, 2007	18.85	0.22	*	3.92	4.14	(0.40)	(2.11)	(2.51)	20.48
Year Ended October 31, 2008	20.48	0.24	*	(9.41)	(9.17)	(0.15)	(3.31)	(3.46)	7.85
Year Ended October 31, 2009	7.85	0.06	*	0.47	0.53	(0.49)	(3.79)	(4.28)	4.10

CLASS B SHARES
Year Ended October 31, 2005	$ 13.43	0.07		2.24	2.31	—	(0.79)	(0.79)	$ 14.95
Year Ended October 31, 2006	14.95	0.09		4.26	4.35	(0.14)	(1.16)	(1.30)	18.00
Year Ended October 31, 2007	18.00	0.10	*	3.70	3.80	(0.27)	(2.11)	(2.38)	19.42
Year Ended October 31, 2008	19.42	0.14	*	(8.86)	(8.72)	(0.03)	(3.31)	(3.34)	7.36
Year Ended October 31, 2009	7.36	0.03	*	0.37	0.40	(0.38)	(3.79)	(4.17)	3.59

CLASS C SHARES
Year Ended October 31, 2005	$ 13.67	0.06		2.29	2.35	—	(0.79)	(0.79)	$ 15.23
Year Ended October 31, 2006	15.23	0.11		4.33	4.44	(0.14)	(1.16)	(1.30)	18.37
Year Ended October 31, 2007	18.37	0.11	*	3.80	3.91	(0.23)	(2.11)	(2.34)	19.94
Year Ended October 31, 2008	19.94	0.15	*	(9.15)	(9.00)	(0.02)	(3.31)	(3.33)	7.61
Year Ended October 31, 2009	7.61	0.03	*	0.43	0.46	(0.39)	(3.79)	(4.18)	3.89

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets(c)	Portfolio Turnover Rate(d)

CLASS A SHARES
Year Ended October 31, 2005	18.64%		$ 20,680	1.66%		1.21%		1.66%	31.32%
Year Ended October 31, 2006	31.85%		22,761	1.67%		1.24%		1.67%	33.39%
Year Ended October 31, 2007	24.19	%(e)	16,078	1.62	%(e)	1.15	%(e)	1.64%	26.08%
Year Ended October 31, 2008	(52.63)%		6,645	1.70%		1.75%		1.81%	28.98%
Year Ended October 31, 2009	23.99%		5,939	1.70%		1.56%		2.52%	58.31%

CLASS B SHARES
Year Ended October 31, 2005	17.72%		$ 2,403	2.41%		0.47%		2.41%	31.32%
Year Ended October 31, 2006	30.87%		3,234	2.42%		0.58%		2.42%	33.39%
Year Ended October 31, 2007	23.26	%(e)	3,698	2.37	%(e)	0.59	%(e)	2.40%	26.08%
Year Ended October 31, 2008	(52.97)%		1,249	2.45%		1.05%		2.56%	28.98%
Year Ended October 31, 2009	23.03%		962	2.45%		0.80%		3.28%	58.31%

CLASS C SHARES
Year Ended October 31, 2005	17.70%		$ 164	2.41%		0.48%		2.41%	31.32%
Year Ended October 31, 2006	30.92%		163	2.41%		0.58%		2.41%	33.39%
Year Ended October 31, 2007	23.39	%(e)	147	2.30	%(e)	0.59	%(e)	2.32%	26.08%
Year Ended October 31, 2008	(52.96)%		58	2.45%		1.12%		2.57%	28.98%
Year Ended October 31, 2009	23.01%		58	2.45%		0.92%		3.28%	58.31%

*	Calculated based on average shares outstanding.
(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor International Equity Portfolio.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d)

Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.02%, 0.03%, and 0.02% for Class A Shares, Class B Shares, and Class C Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	41

HSBC INVESTOR FUNDS—VALUE FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2005	$13.38	0.10		1.86	1.96	(0.08)	(0.13)	(0.21)	$15.13
Year Ended October 31, 2006	15.13	0.12	*	2.95	3.07	(0.19)	(1.29)	(1.48)	16.72
Year Ended October 31, 2007	16.72	0.14	*	1.38	1.52	(0.13)	(1.57)	(1.70)	16.54
Year Ended October 31, 2008	16.54	0.13	*	(6.30)	(6.17)	(0.13)	(1.30)	(1.43)	8.94
Year Ended October 31, 2009	8.94	0.09	*	1.64	1.73	(0.11)	—	(0.11)	10.56

CLASS B SHARES
Year Ended October 31, 2005	$12.95	(0.02)		1.80	1.78	—	(0.13)	(0.13)	$14.60
Year Ended October 31, 2006	14.60	—	*	2.84	2.84	(0.07)	(1.29)	(1.36)	16.08
Year Ended October 31, 2007	16.08	0.02	*	1.32	1.34	(0.02)	(1.57)	(1.59)	15.83
Year Ended October 31, 2008	15.83	0.03	*	(6.01)	(5.98)	(0.02)	(1.30)	(1.32)	8.53
Year Ended October 31, 2009	8.53	0.04	*	1.54	1.58	(0.03)	—	(0.03)	10.08

CLASS C SHARES
Year Ended October 31, 2005	$13.01	(0.02)		1.82	1.80	(0.01)	(0.13)	(0.14)	$14.67
Year Ended October 31, 2006	14.67	—	*	2.85	2.85	(0.05)	(1.29)	(1.34)	16.18
Year Ended October 31, 2007	16.18	0.02	*	1.32	1.34	(0.01)	(1.57)	(1.58)	15.94
Year Ended October 31, 2008	15.94	0.03	*	(6.05)	(6.02)	(0.02)	(1.30)	(1.32)	8.60
Year Ended October 31, 2009	8.60	0.02	*	1.57	1.59	(0.04)	—	(0.04)	10.15

CLASS I SHARES
Year Ended October 31, 2005	$13.38	0.13		1.86	1.99	(0.11)	(0.13)	(0.24)	$15.13
Year Ended October 31, 2006	15.13	0.15	*	2.94	3.09	(0.23)	(1.29)	(1.52)	16.70
Year Ended October 31, 2007	16.70	0.18	*	1.38	1.56	(0.17)	(1.57)	(1.74)	16.52
Year Ended October 31, 2008	16.52	0.16	*	(6.28)	(6.12)	(0.17)	(1.30)	(1.47)	8.93
Year Ended October 31, 2009	8.93	0.11	*	1.63	1.74	(0.13)	—	(0.13)	10.54

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets(c)		Portfolio Turnover Rate(d)

CLASS A SHARES
Year Ended October 31, 2005	14.69	%(e)	$23,315	1.15	%(e)	0.64	%(e)	1.30	%(e)	16.45%
Year Ended October 31, 2006	21.70%		24,688	1.20%		0.74%		1.43%		20.63%
Year Ended October 31, 2007	9.77	%(f)	27,225	1.11	%(f)	0.84	%(f)	1.25%		18.67%
Year Ended October 31, 2008	(40.46	)%(g)	14,881	1.20%		0.99%		1.23%		24.61%
Year Ended October 31, 2009	19.59	%(h)	12,742	1.20%		0.91%		1.40%		19.77%

CLASS B SHARES
Year Ended October 31, 2005	13.78	%(e)	$1,767	1.90	%(e)	(0.10	)%(e)	2.04	%(e)	16.45%
Year Ended October 31, 2006	20.78%		1,939	1.95%		(0.01)%		2.18%		20.63%
Year Ended October 31, 2007	8.92	%(f)	1,772	1.87	%(f)	0.10	%(f)	2.00%		18.67%
Year Ended October 31, 2008	(40.89	)%(g)	717	1.95%		0.24%		1.98%		24.61%
Year Ended October 31, 2009	18.63	%(h)	466	1.95%		0.23%		2.14%		19.77%

CLASS C SHARES
Year Ended October 31, 2005	13.86	%(e)	$388	1.90	%(e)	(0.12	)%(e)	2.05	%(e)	16.45%
Year Ended October 31, 2006	20.72%		157	1.95%		0.01%		2.17%		20.63%
Year Ended October 31, 2007	8.95	%(f)	126	1.87	%(f)	0.11	%(f)	1.99%		18.67%
Year Ended October 31, 2008	(40.89	)%(g)	66	1.95%		0.24%		1.98%		24.61%
Year Ended October 31, 2009	18.60	%(h)	71	1.95%		0.12%		2.14%		19.77%

CLASS I SHARES
Year Ended October 31, 2005	14.96	%(e)	$15,044	0.90	%(e)	0.91	%(e)	1.02	%(e)	16.45%
Year Ended October 31, 2006	21.90%		18,036	0.95%		0.99%		1.18%		20.63%
Year Ended October 31, 2007	10.04	%(f)	28,692	0.87	%(f)	1.07	%(f)	0.99%		18.67%
Year Ended October 31, 2008	(40.29	)%(g)	17,779	0.95%		1.24%		0.98%		24.61%
Year Ended October 31, 2009	19.82	%(h)	16,737	0.95%		1.16%		1.15%		19.77%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Value Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to a violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.09%, 0.08%, 0.08%, and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(g)

During the year ended October 31, 2008, the respective Portfolio in which the Fund invests in received monies related to certain nonrecurring litigations settlements. The corresponding impact to the total return was 0.22%, 0.22%, 0.22% and 0.22% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2009, the respective Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.03%, 0.03%, 0.03% and 0.03% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

42	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—As of October 31, 2009

1.	Organization:

          The HSBC Investor Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the “Advisor Trust”), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. As of October 31, 2009, the Trust is comprised of 15 separate operational funds and the Advisor Trust is comprised of 2 separate operational funds. The accompanying financial statements are presented for the following 7 funds (individually a “Fund”, collectively the “Funds”) of the Trust and Advisor Trust (collectively the “Trusts”):

Fund	Short Name	Trust

HSBC Investor Growth Fund	Growth Fund	Trust
HSBC Investor International Equity Fund	International Equity Fund	Advisor Trust
HSBC Investor Mid-Cap Fund	Mid-Cap Fund	Trust
HSBC Investor Opportunity Fund	Opportunity Fund	Trust
HSBC Investor Opportunity Fund (Advisor)	Opportunity Fund (Advisor)	Advisor Trust
HSBC Investor Overseas Equity Fund	Overseas Equity Fund	Trust
HSBC Investor Value Fund	Value Fund	Trust

All the funds are diversified funds. Each Fund is a part of the HSBC Family of Funds.

          Financial statements for all other funds of the HSBC Investor Family of Funds are published separately. The Growth Fund, International Equity Fund, Opportunity Fund, Opportunity Fund (Advisor), Overseas Equity Fund, and the Value Fund (individually a “Feeder Fund”, collectively the “Feeder Funds”) utilize the master-feeder fund structure and seek to achieve their investment objectives by investing all of their investable assets in their respective Portfolios (as defined below).

Fund	Respective Portfolio	Proportionate Interest on October 31, 2009

Growth Fund	HSBC Investor Growth Portfolio	65.2%
International Equity Fund	HSBC Investor International Equity Portfolio	82.8%
Opportunity Fund	HSBC Investor Opportunity Portfolio	8.5%
Opportunity Fund (Advisor)	HSBC Investor Opportunity Portfolio	77.2%
Overseas Equity Fund	HSBC Investor International Equity Portfolio	3.2%
Value Fund	HSBC Investor Value Portfolio	60.5%

          The HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and the HSBC Investor Value Portfolio (individually a “Portfolio”, collectively the “Portfolios”) are diversified series of the HSBC Investor Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements and also receive investments from certain funds of funds.

          The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

          The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Growth Fund, Mid-Cap Fund, and the Value Fund each offer four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The International Equity Fund and the Opportunity Fund (Advisor) each offer one class of shares: Class I Shares. The Opportunity Fund and the Overseas Equity Fund each offer three classes of shares: Class A Shares, Class B Shares, and Class C Shares. Class A Shares of the Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

HSBC INVESTOR FAMILY OF FUNDS	43

HSBC INVESTOR FAMILY OF FUND

Notes to Financial Statements—As of October 31, 2009 (continued)

          Under the Trusts’ organizational documents, the Trusts’ officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trusts enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trusts expect that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through December 21, 2009, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

          The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

A. Mid-Cap Fund

          The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Funds’ Board of Trustees (“Trustees”). In addition, specific securities may need to be valued pursuant to procedures adopted by the Trustees due to potentially significant events. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or profits, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters and armed conflicts.

B. Feeder Funds

          The Feeder Funds record their investments in their respective Portfolios at fair value. Securities of the Portfolios are recorded at fair value as more fully discussed in the notes to those financial statements.

Investment Transactions and Related Income:

A. Mid-Cap Fund

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

B. Feeder Funds

          The Feeder Funds record daily their pro-rata share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Feeder Funds accrue their own expenses daily as incurred.

Futures Contracts:

          The Mid-Cap Fund may invest in futures contracts for the purpose of hedging existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market conditions. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,”

44	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUND

Notes to Financial Statements—As of October 31, 2009 (continued)

are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

          Should market conditions move unexpectedly, the Mid-Cap Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended October 31, 2009, the Mid-Cap Fund did not hold any futures contracts.

Options:

          The Mid-Cap Fund may write covered call options against some of the securities in their portfolios provided the securities are listed on a national securities exchange. A call option is “covered” if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss. For the year ended October 31, 2009, the Mid-Cap Fund did not write any covered call options.

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the HSBC Investor Family of Funds in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

          Dividends to shareholders from net investment income, if any, are declared and distributed semi-annually in the case of the Growth Fund, Opportunity Fund, Opportunity (Advisor) and the Value Fund, and annually in the case of the International Equity Fund, Mid-Cap Fund, and Overseas Equity Fund.

          The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

          The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Redemption Fee:

          A redemption fee of 2.00% is charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. The Trustees have approved the removal of such redemption fee effective February 28, 2010. For the fiscal years ended October 31, 2008 and October 31, 2009, the following Funds collected redemption fees as follows:

HSBC INVESTOR FAMILY OF FUNDS	45

HSBC INVESTOR FAMILY OF FUND

Notes to Financial Statements—As of October 31, 2009 (continued)

Fund	Fees Collected October 31, 2008	Fees Collected October 31, 2009

Growth Fund	$1,549	$2,635
International Equity Fund	868	8,926
Mid-Cap Fund	20	25
Opportunity Fund (Advisor)	5	2,378
Opportunity Fund	749	638
Overseas Equity Fund	1,711	73
Value Fund	761	2,519

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

          Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

          In June 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Codification 105-10, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162” (“ASC 105-10, formerly “SFAS 168”). ASC 105-10 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds adopted ASC 105-10 in the current reporting period. Management has evaluated this new statement and has determined that it did not have a significant impact on the determination or reporting of the Funds’ financial statements.

3.	Investment Valuation Summary:

          The valuation techniques employed by the Funds, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

	•	Level 1—	quoted prices in active markets for identical assets

	•	Level 2—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

	•	Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

          The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities maturing in sixty days or less are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

46	HSBC INVESTOR FAMILY OF FUNDS

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Notes to Financial Statements—As of October 31, 2009 (continued)

          The Schedules of Portfolio Investments of the Mid-Cap Fund and the Portfolios include additional information regarding the investments for the Funds. The following is a summary of the valuation inputs used as of October 31, 2009 in valuing the Funds’ investments based upon the three levels defined above:

	LEVEL 1	LEVEL 2	TOTAL INVESTMENTS

Growth Fund
Investments:
Affiliated Investment Portfolio	$—	$57,520,119	$57,520,119

Total Investments	$—	$57,520,119	$57,520,119

International Equity Fund
Investments:
Affiliated Investment Portfolio	$—	$179,737,109	$179,737,109

Total Investments	$—	$179,737,109	$179,737,109

Mid-Cap Fund
Investments:
Common Stocks - Domestic	$12,814,145	$—	$12,814,145
Investment Companies	529,893	—	529,893

Total Investments	$13,344,038	$—	$13,344,038

Opportunity Fund
Investments:
Affiliated Investment Portfolio	$—	$11,027,004	$11,027,004

Total Investments	$—	$11,027,004	$11,027,004

Opportunity Fund (Advisor)
Investments:
Affiliated Investment Portfolio	$—	$100,214,407	$100,214,407

Total Investments	$—	$100,214,407	$100,214,407

Overseas Equity Fund
Investments:
Affiliated Investment Portfolio	$—	$6,910,706	$6,910,706

Total Investments	$—	$6,910,706	$6,910,706

Value Fund
Investments:
Affiliated Investment Portfolio	$—	$30,047,170	$30,047,170

Total Investments	$—	$30,047,170	$30,047,170

HSBC INVESTOR FAMILY OF FUNDS	47

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—As of October 31, 2009 (continued)

4.	Related Party Transactions and Other Agreements and Plans:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises, and administers the Funds’ investments. Investment sub-advisory services are provided by Munder Capital Management (“Munder”) for the Mid-Cap Fund.

          For their services as Investment Adviser and Investment Sub-Adviser, respectively, HSBC and Munder receive, in the aggregate, a fee, accrued daily and paid monthly at an annual rate of 0.75% of the Mid-Cap Fund’s average daily net assets.

Feeder Funds are not directly charged any investment management fees.

Administration:

          HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC received from the Funds (as well as other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly, during the period November 1, 2008 to December 31, 2008, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $12 billion	0.0525%
In excess of $12 billion	0.0350%

          Effective January 1, 2009, the terms of the Administration Agreement were amended. Pursuant to the amended Administration Agreement, HSBC receives from the Funds (as well as the other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class. For assets invested in the underlying Portfolios by the Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half, for a combination of the total fee rate above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios. An amount equal to 50% of the administration fees is deemed to be class specific.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision of the Trusts’ Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Trust and Citi Ohio (the “CCO Agreement”), Citi Ohio makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $266,099 for the year ended October 31, 2009, plus reimbursement of certain out of pocket expenses. Expenses incurred by each fund are reflected on the Statements of Operations as “Compliance Service.” Citi Ohio pays the salary and other compensation earned by individuals performing these services, as employees of Citi Ohio.

Distribution Arrangements:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trusts as Distributor (the “Distributor”). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging

48	HSBC INVESTOR FAMILY OF FUNDS

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Notes to Financial Statements—As of October 31, 2009 (continued)

0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. Foreside, as Distributor, also received $222,439, $151,254 and $10,302 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $75, $12 and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

          The Trusts have adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25%, and 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting, Transfer Agency and Trustees:

          Citi Ohio provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi Ohio receives a fee based on the number of funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant, Citi Ohio receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses.

          Each non-interested Trustee is compensated with a $60,000 annual Board retainer for service as a Trustee of the Trusts and Portfolio Trust, as well as a $3,000 annual retainer for each Committee of the Board of the Trusts and Portfolio Trust. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

Fee Reductions:

The Investment Adviser has agreed to contractually waive 0.05% of its management fee, computed daily and paid monthly, and based on the average daily net assets of the Mid-Cap Fund.

          The Investment Adviser has also agreed to contractually limit, through March 1, 2010, the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

Fund	Class	Current Contractual Expense Limitation

Growth Fund	A	1.20%
Growth Fund	B	1.95%
Growth Fund	C	1.95%
Growth Fund	I	0.95%
Mid-Cap Fund	A	1.35%
Mid-Cap Fund	B	2.10%
Mid-Cap Fund	C	2.10%
Mid-Cap Fund	I	1.10%
Opportunity Fund	A	1.65%
Opportunity Fund	B	2.40%
Opportunity Fund	C	2.40%
Overseas Equity Fund	A	1.85%
Overseas Equity Fund	B	2.60%
Overseas Equity Fund	C	2.60%
Value Fund	A	1.20%
Value Fund	B	1.95%
Value Fund	C	1.95%
Value Fund	I	0.95%

HSBC INVESTOR FAMILY OF FUNDS	49

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—As of October 31, 2009 (continued)

          Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2009, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2009, the repayments that may potentially be made by the Funds are as follows:

Fund	2012($)	2011($)	2010($)

Growth Fund	56,048	7,580	8,757
Mid-Cap Fund	69,632	35,881	19,994
Opportunity Fund	65,792	—	18,813
Overseas Equity Fund	45,169	—	—
Value Fund	55,991	13,116	25,113

          The Administrator and Citi Ohio may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Investment Adviser may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi Ohio are reported separately on the Statements of Operations, as applicable.

5.	Investment Transactions:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2009 were as follows:

Fund	Purchases	Sales

Mid-Cap Fund	$5,996,184	$10,712,437

There were no long-term U.S. Government securities held during the year ended October 31, 2009.

Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2009 totaled:

Fund	Contributions	Withdrawals

Growth Fund	$2,570,019	$(12,753,241)
International Equity Fund	21,585,609	(36,373,148)
Opportunity Fund	661,096	(2,413,179)
Opportunity Fund (Advisor)	5,659,820	(15,711,901)
Overseas Equity Fund	403,012	(2,532,748)
Value Fund	2,145,552	(9,561,191)

6.	Federal Income Tax Information:

At October 31, 2009, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost($)	Tax Unrealized Appreciation($)	Tax Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)

Mid-Cap Fund	12,489,593	1,830,743	(976,298)	854,445

The tax character of dividends paid by the Funds for the year ended of October 31, 2009 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Dividends Paid*

Growth Fund	$—	$—	$—
International Equity Fund (Advisor)	7,354,738	8,461,420	15,816,158
Mid-Cap Fund	—	1,150,504	1,150,504
Opportunity Fund	—	660,465	660,465
Opportunity Fund (Advisor)	—	2,746,629	2,746,629
Overseas Equity Fund	651,140	3,347,318	3,998,458
Value Fund	390,433	—	390,433

50	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVEST OR FAMILY OF FUNDS

Notes to Financial Statements—As of October 31, 2009 (continued)

The tax character of dividends paid by the Funds for the year ended of October 31, 2008 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Dividends Paid*

Growth Fund	$—	$2,892,355	$2,892,355
International Equity Fund (Advisor)	10,817,657	24,126,978	34,944,635
Mid-Cap Fund	—	3,530,283	3,530,283
Opportunity Fund	1,084,594	4,960,716	6,045,310
Opportunity Fund (Advisor)	9,223,734	35,976,501	45,200,235
Overseas Equity Fund	562,242	2,487,633	3,049,875
Value Fund	868,977	4,085,539	4,954,516

*	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

                    As of October 31, 2009, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Total Unrealized Appreciation/ (Depreciation)(1)	Accumulated Earnings/ (Deficit)

Growth Fund	$—	$—	$—	$—	$(11,630,969)	$6,193,161	$(5,437,808)
International Equity Fund (Advisor)	2,365,154	—	—	2,365,154	(59,383,976)	(10,552,398)	(67,571,220)
Mid-Cap Fund	37,965	—	—	37,965	(3,361,790)	854,445	(2,469,380)
Opportunity Fund	—	—	—	—	(1,305,884)	(152,375)	(1,458,259)
Opportunity Fund (Advisor)	—	—	—	—	(10,911,778)	(1,411,543)	(12,323,321)
Overseas Equity Fund	108,816	—	—	108,816	(2,368,405)	(357,941)	(2,617,530)
Value Fund	14,848	—	—	14,848	(6,016,194)	(2,368,011)	(8,369,357)

(1)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts

          As of October 31, 2009, the following Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Fund	Amount	Expires

Growth Fund	$211,343	2016
Growth Fund	11,419,626	2017
International Equity Fund	59,383,976	2017
Mid-Cap Fund	3,361,790	2017
Opportunity Fund	1,305,884	2017
Opportunity Fund (Advisor)	10,911,778	2017
Overseas Equity Fund	2,368,405	2017
Value Fund	4,701,437	2016
Value Fund	1,314,757	2017

7.	Legal and Regulatory Matters:

          On September 26, 2006, BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (“the SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Funds’ management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. While the Funds’ management is currently unable to determine the impact, if any, of such matters on the Funds or the Funds’ financial statements, management does not anticipate a material, adverse impact to the Funds or the Funds’ financial statements.

HSBC INVESTOR FAMILY OF FUNDS	51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
HSBC Investor Funds
HSBC Advisor Funds Trust:

          We have audited the accompanying statements of assets and liabilities of HSBC Investor Growth Fund, HSBC Investor International Equity Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Opportunity Fund, HSBC Investor Opportunity Fund (Advisor), HSBC Investor Overseas Equity Fund and HSBC Investor Value Fund (the Funds), including the schedule of portfolio investments of HSBC Investor Mid-Cap Fund as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 21, 2009

52	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Other Federal Income Tax Information (Unaudited)—As of October 31, 2009

          For the year ended October 31, 2009, the following percentages of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction

Value Fund	100.00%

          The International Equity Fund and the Overseas Equity Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2009 are as follows:

Fund	Foreign Source Income	Foreign Tax Expense

International Equity Fund	$0.31	$0.03
Overseas Equity Fund	$0.12	$0.01

          For the year ended October 31, 2009, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2009 Form 1099-DIV:

Fund	Qualified Dividend Income

International Equity Fund	100.00%
Overseas Equity Fund	71.38%
Value Fund	100.00%

During the year ended October 31, 2009, the following Funds declared net long-term capital gain distributions:

Fund	Amount

International Equity Fund	$8,461,420
Mid-Cap Fund	1,150,504
Opportunity Fund	660,465
Opportunity Fund (Advisor)	2,746,629
Overseas Equity Fund	3,347,318

During the year ended October 31, 2009, the following Funds declared net short-term capital gain distributions:

Fund	Amount

Overseas Equity Fund	$211,428

HSBC INVESTOR FAMILY OF FUNDS	53

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses—As of October 31, 2009 (Unaudited)

          As a shareholder of the HSBC Investor Family of Funds (“Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees, (2) ongoing costs, including management fees; distribution and /or shareholder servicing fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 through October 31, 2009.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09 - 10/31/09	Annualized Expense Ratio During Period 5/1/09 - 10/31/09

Growth Fund	Class A Shares	$1,000.00	$1,166.50	$6.55	1.20%
	Class B Shares	1,000.00	1,162.20	10.63	1.95%
	Class C Shares	1,000.00	1,162.20	10.63	1.95%
	Class I Shares	1,000.00	1,168.10	5.19	0.95%
International Equity Fund	Class I Shares	1,000.00	1,337.70	5.42	0.92%
Mid-Cap Fund	Class A Shares	1,000.00	1,183.30	7.43	1.35%
	Class B Shares	1,000.00	1,177.40	11.53	2.10%
	Class C Shares	1,000.00	1,177.70	11.53	2.10%
	Class I Shares	1,000.00	1,184.20	6.06	1.10%
Opportunity Fund	Class A Shares	1,000.00	1,196.20	8.58	1.55%
	Class B Shares	1,000.00	1,190.70	12.70	2.30%
	Class C Shares	1,000.00	1,190.80	12.70	2.30%
Opportunity Fund (Advisor)	Class I Shares	1,000.00	1,199.30	5.49	0.99%
Overseas Equity Fund	Class A Shares	1,000.00	1,301.60	9.86	1.70%
	Class B Shares	1,000.00	1,296.00	14.18	2.45%
	Class C Shares	1,000.00	1,296.70	14.18	2.45%
Value Fund	Class A Shares	1,000.00	1,256.30	6.82	1.20%
	Class B Shares	1,000.00	1,252.40	11.07	1.95%
	Class C Shares	1,000.00	1,252.50	11.07	1.95%
	Class I Shares	1,000.00	1,258.40	5.41	0.95%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

54	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses—As of October 31, 2009 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09 - 10/31/09	Annualized Expense Ratio During Period 5/1/09 - 10/31/09

Growth Fund	Class A Shares	$1,000.00	$1,019.16	$6.11	1.20%
	Class B Shares	1,000.00	1,015.38	9.91	1.95%
	Class C Shares	1,000.00	1,015.38	9.91	1.95%
	Class I Shares	1,000.00	1,020.42	4.84	0.95%
International Equity Fund	Class I Shares	1,000.00	1,020.57	4.69	0.92%
Mid-Cap Fund	Class A Shares	1,000.00	1,018.40	6.87	1.35%
	Class B Shares	1,000.00	1,014.62	10.66	2.10%
	Class C Shares	1,000.00	1,014.62	10.66	2.10%
	Class I Shares	1,000.00	1,019.66	5.60	1.10%
Opportunity Fund	Class A Shares	1,000.00	1,017.39	7.88	1.55%
	Class B Shares	1,000.00	1,013.61	11.67	2.30%
	Class C Shares	1,000.00	1,013.61	11.67	2.30%
Opportunity Fund (Advisor)	Class I Shares	1,000.00	1,020.21	5.04	0.99%
Overseas Equity Fund	Class A Shares	1,000.00	1,016.64	8.64	1.70%
	Class B Shares	1,000.00	1,012.85	12.43	2.45%
	Class C Shares	1,000.00	1,012.85	12.43	2.45%
Value Fund	Class A Shares	1,000.00	1,019.16	6.11	1.20%
	Class B Shares	1,000.00	1,015.38	9.91	1.95%
	Class C Shares	1,000.00	1,015.38	9.91	1.95%
	Class I Shares	1,000.00	1,020.42	4.84	0.95%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR FAMILY OF FUNDS	55

(This Page Intentionally Left Blank)

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—As of October 31, 2009

Common Stocks—96.6%

	Shares	Value($)

Aerospace & Defense – 2.3%
United Technologies Corp.	33,100	2,033,995

Biotechnology – 1.5%
Gilead Sciences, Inc. (a)	31,600	1,344,580

Business Services – 3.0%
Aecom Technology Corp. (a)	26,100	658,764
MasterCard, Inc., Class A	9,000	1,971,180

		2,629,944

Chemicals – 1.2%
Monsanto Co.	15,300	1,027,854

Computer Services – 4.7%
Accenture plc, Class A	28,700	1,064,196
Cognizant Technology Solutions Corp. (a)	79,000	3,053,350

		4,117,546

Computer Software – 4.6%
Adobe Systems, Inc. (a)	28,700	945,378
Microsoft Corp.	54,800	1,519,604
Oracle Corp.	77,100	1,626,810

		4,091,792

Computers – 8.4%
Apple, Inc. (a)	18,900	3,562,650
Hewlett-Packard Co.	64,301	3,051,725
International Business Machines Corp.	6,800	820,148

		7,434,523

Consumer Products – 1.0%
Ecolab, Inc.	19,100	839,636

Diversified Manufacturing Operations – 3.4%
Danaher Corp.	31,200	2,128,776
Fastenal Co.	24,800	855,600

		2,984,376

Electronic Components & Semiconductors – 3.3%
First Solar, Inc. (a)	5,800	707,194
Lam Research Corp. (a)	18,100	610,332
Linear Technology Corp.	27,400	709,112
Marvell Technology Group Ltd. (a)	61,100	838,292

		2,864,930

Financial Services – 13.1%
BlackRock, Inc.	7,350	1,591,202
Goldman Sachs Group, Inc.	10,800	1,837,836
IntercontinentalExchange, Inc. (a)	8,300	831,577
Invesco Ltd.	20,900	442,035
JP Morgan Chase & Co.	58,600	2,447,722
The Charles Schwab Corp.	82,200	1,425,348
Visa, Inc., Class A	39,500	2,992,520

		11,568,240

Common Stocks, continued

	Shares	Value($)

Health Care – 3.7%
Baxter International, Inc.	28,700	1,551,522
Celgene Corp. (a)	16,600	847,430
Mindray Medical International Ltd. ADR	28,700	881,951

		3,280,903

Internet Related – 8.8%
eBay, Inc. (a)	27,100	603,517
Equinix, Inc. (a)	16,200	1,382,184
Google, Inc., Class A (a)	6,600	3,538,392
Priceline.com, Inc. (a)	14,000	2,209,060

		7,733,153

Leisure – 0.9%
Carnival Corp.	28,211	821,504

Metals & Mining – 1.7%
Freeport-McMoRan Copper & Gold, Inc. (a)	12,000	880,320
Peabody Energy Corp.	15,900	629,481

		1,509,801

Oil & Gas – 8.0%
FMC Technologies, Inc. (a)	14,800	778,480
Petrohawk Energy Corp. (a)	24,800	583,296
Petroleo Brasileiro SA ADR	22,200	1,026,084
Southwestern Energy Co. (a)	54,200	2,362,036
Suncor Energy, Inc.	50,836	1,678,605
Weatherford International Ltd. (a)	37,600	659,128

		7,087,629

Pharmaceuticals – 8.4%
CVS Caremark Corp.	52,900	1,867,370
Medco Health Solutions, Inc. (a)	61,000	3,423,320
Teva Pharmaceutical Industries Ltd. ADR	42,000	2,120,160

		7,410,850

Retail – 6.6%
Amazon.com, Inc. (a)	10,700	1,271,267
Best Buy Co., Inc.	21,000	801,780
Costco Wholesale Corp.	12,400	704,940
Kohl’s Corp. (a)	21,500	1,230,230
O’Reilly Automotive, Inc. (a)	22,900	853,712
Target Corp.	19,100	925,013

		5,786,942

Telecommunications – 8.6%
American Tower Corp., Class A (a)	24,200	891,044
Cisco Systems, Inc. (a)	108,000	2,467,800
Juniper Networks, Inc. (a)	53,200	1,357,132
QUALCOMM, Inc.	70,100	2,902,841

		7,618,817

Transportation – 3.4%
C.H. Robinson Worldwide, Inc.	14,000	771,540
Union Pacific Corp.	40,300	2,222,142

		2,993,682

TOTAL COMMON STOCKS (COST $78,479,982)		85,180,697

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	57

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—As of October 31, 2009 (continued)

Investment Companies—3.6%

	Shares	Value($)

Northern Institutional Diversified Assets Portfolio, Shares Class, 0.09% (b)	3,185,710	3,185,710

TOTAL INVESTMENT COMPANIES (COST $3,185,710)		3,185,710

TOTAL INVESTMENTS (COST $81,665,692) — 100.2%		88,366,407

Percentages indicated are based on net assets of $88,162,884.

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2009.

ADR —	American Depositary Receipt
plc —	Public Limited Company

58	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—As of October 31, 2009

Common Stocks—98.3%

	Shares	Value($)

Australia – 5.9%
Australia & New Zealand Banking Group Ltd.	165,400	3,372,607
BHP Billiton Ltd.	36,500	1,196,754
Lend Lease Corp., Ltd.	80,600	667,922
Macquarie Group Ltd.	18,300	801,246
National Australia Bank Ltd.	113,565	2,999,764
Qantas Airways Ltd.	412,833	1,026,229
Tabcorp Holdings Ltd.	206,100	1,314,370
Telstra Corp. Ltd.	513,500	1,525,516

		12,904,408

Belgium – 0.2%
Delhaize Group SA	7,232	491,232

Brazil – 0.4%
Banco Do Brasil SA	60,000	961,213

Canada – 3.9%
Fairfax Financial Holdings Ltd.	2,200	787,164
Industrial Alliance Insurance and Financial Services, Inc.	26,100	670,233
National Bank of Canada	26,600	1,386,554
Nexen, Inc.	40,662	875,034
Royal Bank of Canada	30,300	1,534,886
Suncor Energy, Inc.	62,428	2,072,854
TELUS Corp.	19,700	587,285
WestJet Airlines Ltd.	59,300	601,880

		8,515,890

Denmark – 0.9%
Danske Bank A/S (a)	84,800	1,947,818

Finland – 1.4%
Nokia Oyj	245,900	3,105,698

France – 14.5%
BNP Paribas SA	60,698	4,572,160
Casino Guichard-Perrachon SA	17,000	1,350,705
Compagnie de Saint-Gobain	34,600	1,685,875
Credit Agricole SA	192,279	3,682,755
Electricite de France	42,900	2,390,810
France Telecom SA	113,600	2,814,576
Lagardere S.C.A.	46,400	2,096,106
Renault SA (a)	38,800	1,736,150
Sanofi-Aventis	52,700	3,862,624
Societe Generale	57,481	3,817,483
Vallourec SA	4,772	751,267
Vivendi	100,220	2,780,050

		31,540,561

Germany – 13.6%
Allianz SE	27,200	3,115,448
BASF AG	64,800	3,487,389
Bayer AG	45,800	3,165,184
Bayerische Motoren Werke AG	32,200	1,571,934
Deutsche Bank AG	44,700	3,204,262
Deutsche Post AG	132,950	2,230,349
Deutsche Telekom AG	191,900	2,612,238
E.ON AG	91,100	3,480,332

Common Stocks, continued

	Shares	Value($)

Germany, continued
Fresenius Medical Care AG & Co. KGaA	18,100	875,395
Metro AG	33,100	1,824,340
Muenchener Rueckversicherungs- Gesellschaft AG	17,600	2,794,864
RWE AG	12,550	1,096,995

		29,458,730

Hong Kong – 0.7%
New World Development Co. Ltd.	711,000	1,530,427

India – 0.7%
State Bank of India GDR	17,600	1,607,489

Israel – 0.4%
Israel Chemicals Ltd.	64,100	749,465

Italy – 5.7%
Enel SpA	377,100	2,243,628
ENI SpA	139,700	3,459,561
Intesa Sanpaolo SpA (a)	228,900	963,222
Telecom Italia RSP	920,000	1,012,344
Telecom Italia SpA	1,289,400	2,048,172
UniCredit SpA (a)	797,400	2,671,179

		12,398,106

Japan – 11.9%
AEON Co. Ltd.	81,200	724,378
FUJITSU Ltd.	9,000	53,008
KDDI Corp.	279	1,481,035
Kyocera Corp.	24,500	2,055,507
Mitsubishi Chemical Holdings Corp.	51,000	189,415
Mitsubishi Corp.	50,900	1,079,278
Mitsui & Co., Ltd.	149,000	1,957,136
Mitsui Fudosan Co. Ltd.	87,000	1,407,896
NAMCO BANDAI Holdings, Inc.	123,800	1,266,047
Nippon Mining Holdings, Inc.	187,000	834,386
Nippon Telegraph & Telephone Corp.	63,000	2,599,963
Nissan Motor Co., Ltd. (a)	371,400	2,687,952
Sharp Corp.	134,000	1,429,936
Sony Corp.	37,910	1,119,624
Sumitomo Mitsui Financial Group, Inc.	67,000	2,277,718
Sumitomo Realty & Development Co. Ltd.	27,000	512,043
The Furukawa Electric Co. Ltd.	123,000	466,554
The Tokyo Electric Power Co., Inc.	28,000	688,383
Toshiba Corp.	543,000	3,103,950

		25,934,209

Jersey – 1.0%
WPP plc	242,600	2,173,839

Kazakhstan – 0.4%
KazMunaiGas Exploration Production GDR	31,650	746,546

Netherlands – 2.4%
Koninklijke Ahold NV	223,020	2,808,910
Randstad Holding NV (a)	60,700	2,302,866

		5,111,776

New Zealand – 0.4%
Telecom Corp. of New Zealand Ltd.	456,800	830,588

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	59

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—As of October 31, 2009 (continued)

Common Stocks, continued

	Shares	Value($)

Norway – 1.2%
StatoilHydro ASA	110,400	2,602,669

Russian Federation – 0.9%
JSC MMC Norilsk Nickel ADR (a)	67,789	890,512
LUKOIL ADR	16,550	960,093

		1,850,605

Singapore – 0.2%
Neptune Orient Lines Ltd.	427,000	475,353

South Africa – 0.2%
Standard Bank Group Ltd.	31,023	387,694

South Korea – 1.6%
Hynix Semiconductor, Inc. (a)	40,400	599,978
KB Financial Group, Inc. ADR (a)	35,779	1,697,356
Samsung Electronics Co., Ltd., Preferred	2,900	1,162,058

		3,459,392

Spain – 4.1%
Banco Santander SA	266,200	4,283,317
Telefonica SA	161,400	4,506,871

		8,790,188

Sweden – 2.3%
Electrolux AB, B Shares (a)	35,300	846,372
Ericsson LM, B Shares	153,000	1,599,027
Svenska Cellusoa AB (SCA), B Shares	189,700	2,607,504

		5,052,903

Switzerland – 2.1%
Adecco SA, Registered	28,300	1,264,938
Novartis AG	63,940	3,330,596

		4,595,534

Taiwan – 0.8%
AU Optronics Corp.	1,134,030	1,005,822
Compal Electronics, Inc.	584,804	731,282

		1,737,104

Thailand – 0.4%
PTT Public Co., Ltd.	121,400	859,954

Turkey – 0.5%
Turkiye Garanti Bankasi AS	308,700	1,121,542

United Kingdom – 19.6%
Associated British Foods plc	155,400	2,103,983
AstraZeneca plc	77,900	3,496,538
Aviva plc	343,791	2,149,466
Barclays plc (a)	366,500	1,920,573
BP plc	658,800	6,172,225
BT Group plc	500,700	1,072,820
Centrica plc	280,200	1,138,140
Drax Group plc	51,100	388,723
GlaxoSmithKline plc	213,800	4,384,974
Old Mutual plc	440,300	764,081
Rolls-Royce Group plc	289,600	2,135,435
Royal Dutch Shell plc, A Shares	200,987	5,958,380

Common Stocks, continued

	Shares	Value($)

United Kingdom, continued
RSA Insurance Group plc	477,027	945,151
Thomas Cook Group plc	175,500	587,609
Travis Perkins plc (a)	65,900	812,840
Tui Travel plc	208,700	795,087
Vodafone Group plc	2,629,958	5,795,135
Wolseley plc (a)	96,200	1,945,650

		42,566,810

TOTAL COMMON STOCKS (COST $225,303,826)		213,507,743

Rights—0.0%

Belgium – 0.0%
Fortis (a)	121,532	0

Spain – 0.0%
Banco Santander SA (a)	161,000	28,429

TOTAL RIGHTS (COST $—)		28,429

Investment Companies—0.9%

Northern Institutional Diversified Assets Portfolio, Shares Class, 0.09% (b)	1,904,284	1,904,284

TOTAL INVESTMENT COMPANIES (COST $1,904,284)		1,904,284

TOTAL INVESTMENTS (COST $227,208,110) — 99.2%		215,440,456

Percentages indicated are based on net assets of $217,148,205.

(a) Represents non-income producing security.

(b) The rate represents the annualized one-day yield that was in effect on October 31, 2009.

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
plc — Public Limited Company

At October 31, 2009 the portfolio’s open foreign currency exchange contracts were as follows:

Currency	Delivery Date	Contract Amount (Local Currency)	Contract Value (U.S. Dollars) ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)

SHORT CONTRACTS
Canadian Dollar	11/2/2009	338,000	315,122	312,442	2,680
British Sterling Pound	11/3/2009	189,000	312,209	310,145	2,064

					4,744

LONG CONTRACTS
European Euro	11/2/2009	879,000	1,303,469	1,293,446	(10,023)

					(10,023)

60	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—As of October 31, 2009 (continued)

Schedule of Portfolio Investments—October 31, 2009

The Portfolio invested, as a percentage of net assets, in the following industries, as of October 31, 2009:

Industry	Percent of Net Assets

Aerospace/Defense	1.0%
Appliances	0.4%
Automotive	2.8%
Banking & Financial Services	23.6%
Building & Construction	2.0%
Cash & Cash Equivalents	0.9%
Chemicals	1.7%
Distribution	0.9%
Drugs - Medical	7.3%
Electrical	5.4%
Electronic Components & Semiconductors	3.1%
Food & Beverage	1.2%
Gambling and Entertainment	0.6%
Human Resources	1.6%
Import/Export	0.9%
Insurance	3.5%
Manufacturing	4.2%
Metals & Mining	1.3%
Multimedia	2.3%
Oil & Gas	11.8%
Publishing	1.0%
Real Estate	1.9%
Retail	3.5%
Telecommunications	14.6%
Transportation Services	1.7%

Total Investments	99.2%

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	61

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—As of October 31, 2009

Common Stocks—97.3%

	Shares	Value($)

Aerospace & Defense – 2.3%
BE Aerospace, Inc. (a)	165,400	2,932,542

Biotechnology – 5.5%
Charles River Laboratories International, Inc. (a)	53,900	1,968,428
Illumina, Inc. (a)	83,350	2,675,535
Life Technologies Corp. (a)	54,100	2,551,897

		7,195,860

Business Services – 2.6%
MSCI, Inc., Class A (a)	42,500	1,292,000
Navigant Consulting, Inc. (a)	143,750	2,047,000

		3,339,000

Chemicals – 1.7%
Celanese Corp., Series A	79,100	2,171,295

Communications – 1.2%
Discovery Communications, Inc., Class A (a)	57,000	1,567,500

Computer Software – 10.7%
ACI Worldwide, Inc. (a)	3,050	49,075
BMC Software, Inc. (a)	40,650	1,510,554
Check Point Software Technologies Ltd. (a)	135,250	4,202,217
Citrix Systems, Inc. (a)	52,800	1,940,928
Nuance Communications, Inc. (a)	229,550	3,009,400
Salesforce.com, Inc. (a)	26,850	1,523,738
VeriFone Holdings, Inc. (a)	122,750	1,632,575

		13,868,487

Consumer Products – 5.3%
Church & Dwight Co., Inc.	38,700	2,201,256
Crown Holdings, Inc. (a)	95,200	2,537,080
Ralcorp Holdings, Inc. (a)	40,400	2,169,480

		6,907,816

Diversified Manufacturing Operations – 4.3%
AMETEK, Inc.	65,100	2,271,339
Crane Co.	50,800	1,414,780
Joy Global, Inc.	38,150	1,923,142

		5,609,261

Education – 1.5%
DeVry, Inc.	35,950	1,987,676

Electronic Components & Semiconductors – 3.4%
Maxim Integrated Products, Inc.	144,150	2,402,981
Novellus Systems, Inc. (a)	96,350	1,982,883

		4,385,864

Environmental Services – 2.1%
Stericycle, Inc. (a)	38,700	2,026,719
Waste Connections, Inc. (a)	22,500	707,175

		2,733,894

Financial Services – 3.8%
First Horizon Natlional Corp. (a)	191,193	2,261,808
Knight Capital Group, Inc., Class A (a)	31,400	529,090
Waddell & Reed Financial, Inc., Class A	78,700	2,208,322

		4,999,220

Gaming – 1.2%
Scientific Games Corp., Class A (a)	109,400	1,539,258

Health Care – 6.5%
DaVita, Inc. (a)	55,900	2,964,377
IDEXX Laboratories, Inc. (a)	60,400	3,087,648
MEDNAX, Inc. (a)	27,837	1,445,297
Skilled Healthcare Group, Inc., Class A (a)	118,900	955,956

		8,453,278

Common Stocks, continued

	Shares	Value($)

Industrial Manufacturing – 6.7%
IDEX Corp.	86,700	2,464,881
Mettler-Toledo International, Inc. (a)	43,350	4,226,625
WESCO International, Inc. (a)	76,100	1,945,116

		8,636,622

Internet Related – 3.4%
Ctrip.com International Ltd. ADR (a)	37,800	2,023,812
Shanda Games Ltd. ADR (a)	74,800	745,008
VeriSign, Inc. (a)	74,000	1,687,940

		4,456,760

Oil & Gas – 12.3%
Consol Energy, Inc.	67,700	2,898,237
Denbury Resources, Inc. (a)	166,700	2,433,820
ENSCO International, Inc.	56,000	2,564,240
EQT Corp.	32,100	1,343,706
Exterran Holdings, Inc. (a)	116,200	2,373,966
Massey Energy Co.	147,650	4,295,138

		15,909,107

Pharmaceuticals – 10.5%
Alexion Pharmaceuticals, Inc. (a)	105,750	4,696,357
Elan Corp. plc ADR (a)	314,200	1,712,390
OSI Pharmaceuticals, Inc. (a)	86,700	2,793,474
Santarus, Inc. (a)	210,100	649,209
Shire plc ADR	70,550	3,760,315

		13,611,745

Retail – 5.0%
American Eagle Outfitters, Inc.	156,650	2,739,808
Hibbett Sports, Inc. (a)	95,350	1,786,859
O’Reilly Automotive, Inc. (a)	51,000	1,901,280

		6,427,947

Telecommunications – 5.8%
Alcatel-Lucent ADR (a)	79,600	293,724
Comverse Technology, Inc. (a)	234,800	1,972,320
NII Holdings, Inc. (a)	106,500	2,868,045
Polycom, Inc. (a)	111,800	2,400,346

		7,534,435

Transportation – 1.5%
Landstar System, Inc.	54,700	1,927,628

TOTAL COMMON STOCKS (COST $125,012,335)		126,195,195

Investment Companies—2.5%

Northern Institutional Government Select Portfolio, 0.08%, Shares Class (b)	3,270,825	3,270,825

TOTAL INVESTMENT COMPANIES (COST $3,270,825)		3,270,825

TOTAL INVESTMENTS (COST $128,283,160) — 99.8%		129,466,020

Percentages indicated are based on net assets of $129,748,321.

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2009.

ADR	— American Depositary Receipt
plc	— Public Limited Company

62	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR VALUE PORTFOLIO

Schedule of Portfolio Investments—As of October 31, 2009

Common Stocks—97.7%

	Shares	Value($)

Aerospace & Defense – 5.4%
Lockheed Martin Corp.	20,300	1,396,437
Raytheon Co.	28,700	1,299,536

		2,695,973

Agricultural Chemicals – 1.1%
The Mosaic Co.	11,500	537,395

Banking – 2.6%
Wells Fargo & Co.	47,500	1,307,200

Business Services – 3.2%
Pitney Bowes, Inc.	65,700	1,609,650

Computer Software – 7.5%
CA, Inc.	115,600	2,418,352
Microsoft Corp.	46,900	1,300,537

		3,718,889

Conglomerates – 3.4%
Loews Corp.	51,240	1,696,044

Consumer Products – 2.9%
Kimberly-Clark Corp.	23,400	1,431,144

Diversified Manufacturing Operations – 1.7%
Ingersoll-Rand plc	26,100	824,499

Energy – 3.2%
Halliburton Co.	28,000	817,880
NRG Energy, Inc. (a)	33,800	777,062

		1,594,942

Financial Services – 2.5%
JP Morgan Chase & Co.	29,650	1,238,481

Insurance – 10.4%
Aetna, Inc.	20,800	541,424
Aon Corp.	29,100	1,120,641
Genworth Financial, Inc., Class A (a)	78,200	830,484
MetLife, Inc.	35,200	1,197,856
The Hartford Financial Services Group, Inc.	60,700	1,488,364

		5,178,769

Media – 6.9%
CBS Corp., Class B	34,350	404,299
Comcast Corp., Class A	50,750	711,515
Viacom, Inc., Class B (a)	84,800	2,339,632

		3,455,446

Metals & Mining – 6.9%
AngloGold Ashanti Ltd. ADR	40,727	1,528,892
Barrick Gold Corp.	52,600	1,889,918

		3,418,810

Common Stocks, continued

	Shares	Value($)

Oil & Gas – 14.9%
Apache Corp.	23,800	2,240,056
ConocoPhillips	9,571	480,273
EOG Resources, Inc.	9,075	741,064
Hess Corp.	12,100	662,354
Noble Energy, Inc.	35,900	2,356,117
Talisman Energy, Inc.	55,200	936,744

		7,416,608

Pharmaceuticals – 11.2%
Amgen, Inc. (a)	35,500	1,907,415
CVS Caremark Corp.	30,700	1,083,710
Merck & Co., Inc.	40,800	1,261,944
Sanofi-Aventis ADR	36,200	1,336,504

		5,589,573

Retail – 1.1%
Kroger Co. (The)	23,000	531,990

Telecommunications – 8.4%
AT&T, Inc.	31,500	808,605
Motorola, Inc.	303,000	2,596,710
Verizon Communications, Inc.	25,800	763,422

		4,168,737

Tobacco – 2.5%
Philip Morris International, Inc.	25,900	1,226,624

Transportation – 1.9%
Union Pacific Corp.	16,800	926,352

TOTAL COMMON STOCKS (COST $52,166,129)		48,567,126

Investment Companies—2.9%

Northern Institutional Government Select Portfolio, 0.08%, Shares Class (b)	1,417,909	1,417,909

TOTAL INVESTMENT COMPANIES (COST $1,417,909)		1,417,909

TOTAL INVESTMENTS (COST $53,584,038) — 100.6%		49,985,035

Percentages indicated are based on net assets of $49,686,156.

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2009.

ADR	— American Depositary Receipt
plc	— Public Limited Company

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	63

HSBC INVESTOR PORTFOLIOS

Statements of Assets and Liabilities—As of October 31, 2009

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Assets:
Investments in non-affiliates, at value	$88,366,407	$215,440,456	$129,466,020	$49,985,035
Cash	2,960	—	—	1,483
Foreign currency, at value	—	1,665,361	—	—
Unrealized appreciation on foreign currency exchange contracts	—	4,744	—	—
Dividends receivable	42,742	381,813	20,769	49,207
Receivable for investments sold	1,670,744	1,453,006	369,343	—
Prepaid expenses and other assets	419	15,196	1,614	274

Total Assets	90,083,272	218,960,576	129,857,746	50,035,999

Liabilities:
Unrealized depreciation on foreign currency exchange contracts	—	10,023	—	—
Payable for investments purchased	1,863,842	1,640,608	—	320,029
Accrued expenses and other liabilities:
Investment Management	44,820	132,653	92,353	23,381
Administration	1,513	3,727	2,231	863
Compliance Services	34	420	52	20
Trustee	172	447	259	95
Other	10,007	24,493	14,530	5,455

Total Liabilities	1,920,388	1,812,371	109,425	349,843

Applicable to investors’ beneficial interest	$88,162,884	$217,148,205	$129,748,321	$49,686,156

Total Investments, at cost	$81,665,692	$227,208,110	$128,283,160	$53,584,038

Foreign currency, at cost	$—	$1,659,697	$—	$—

64	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Operations—For the year ended October 31, 2009

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Investment Income:
Dividends	$685,582	$6,577,804	$604,370	$955,557
Foreign tax withholding	(284)	(914,469)	—	—

Total Investment Income (Loss)	685,298	5,663,335	604,370	955,557

Expenses:
Investment Management	456,575	1,287,301	916,022	240,377
Administration	15,595	35,816	22,518	9,009
Accounting	45,227	85,202	44,830	44,405
Compliance Services	377	867	524	210
Custodian	7,191	136,502	12,818	2,636
Printing	3,121	2,175	19	2,216
Professional	2,406	3,808	2,406	1,067
Trustee	1,195	2,739	1,722	667
Other	17,325	45,881	27,589	10,426

Total Expenses	549,012	1,600,291	1,028,448	311,013

Net Investment Income (Loss)	136,286	4,063,044	(424,078)	644,544

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment and foreign currency transactions	(12,681,042)	(72,712,532)	(15,580,861)	(1,577,886)
Change in unrealized appreciation/depreciation from investments and foreign currencies	26,751,782	109,291,830	31,798,950	9,018,297

Net realized/unrealized gains/(losses) from investments and foreign currency transactions	14,070,740	36,579,298	16,218,089	7,440,411

Change In Net Assets Resulting From Operations	$14,207,026	$40,642,342	$15,794,011	$8,084,955

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	65

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets

	Growth Portfolio		International Equity Portfolio

	For the year ended October 31, 2009	For the year ended October 31, 2008	For the year ended October 31, 2009	For the year ended October 31, 2008

Investment Activities:
Operations:
Net investment income (loss)	$136,286	$158,253	$4,063,044	$9,312,232
Net realized gains (losses) from investment transactions	(12,681,042)	(80,608)	(72,712,532)	10,348,234
Change in unrealized appreciation/depreciation from investment and foreign currencies	26,751,782	(42,269,939)	109,291,830	(242,760,619)

Change in net assets resulting from operations	14,207,026	(42,192,294)	40,642,342	(223,100,153)

Proceeds from contributions	8,763,453	50,198,227	23,984,676	43,694,202
Value of withdrawals	(16,749,107)	(15,750,298)	(46,787,723)	(76,346,748)

Change in net assets resulting from transactions in investors’ beneficial interest	(7,985,654)	34,447,929	(22,803,047)	(32,652,546)

Change in net assets	6,221,372	(7,744,365)	17,839,295	(255,752,699)

Net Assets:
Beginning of period	81,941,512	89,685,877	199,308,910	455,061,609

End of period	$88,162,884	$81,941,512	$217,148,205	$199,308,910

66	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Opportunity Portfolio		Value Portfolio

	For the year ended October 31, 2009	For the year ended October 31, 2008	For the year ended October 31, 2009	For the year ended October 31, 2008

Investment Activities:
Operations:
Net investment income (loss)	$(424,078)	$(854,296)	$644,544	$1,062,396
Net realized gains (losses) from investment transactions	(15,580,861)	2,354,698	(1,577,886)	(7,776,127)
Change in unrealized appreciation/depreciation from investment and foreign currencies	31,798,950	(73,360,727)	9,018,297	(25,258,253)

Change in net assets resulting from operations	15,794,011	(71,860,325)	8,084,955	(31,971,984)

Proceeds from contributions	8,367,302	20,402,348	4,852,585	12,224,588
Value of withdrawals	(22,382,631)	(44,840,850)	(12,914,556)	(13,247,672)

Change in net assets resulting from transactions in investors’ beneficial interest	(14,015,329)	(24,438,502)	(8,061,971)	(1,023,084)

Change in net assets	1,778,682	(96,298,827)	22,984	(32,995,068)

Net Assets:
Beginning of period	127,969,639	224,268,466	49,663,172	82,658,240

End of period	$129,748,321	$127,969,639	$49,686,156	$49,663,172

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	67

HSBC INVESTOR PORTFOLIOS

Financial Highlights

			Ratio/Supplementary Data

	Total Return		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets(a)	Portfolio Turnover Rate

GROWTH PORTFOLIO
Year Ended October 31, 2005	13.59	%(b)	$49,415	0.63	%(b)	0.77	%(b)	0.68%	79.54%
Year Ended October 31, 2006	7.53%		$59,828	0.69%		0.38%		0.69%	75.06%
Year Ended October 31, 2007	31.11%		$89,686	0.62%		0.45%		0.62%	57.04%
Year Ended October 31, 2008	(37.75	)%(c)	$81,942	0.62%		0.19%		0.62%	157.87%
Year Ended October 31, 2009	19.31%		$88,163	0.69%		0.17%		0.69%	65.67%

INTERNATIONAL PORTFOLIO
Year Ended October 31, 2005	19.54%		$230,230	0.84%		1.92%		0.84%	31.32%
Year Ended October 31, 2006	32.79%		$333,755	0.86%		2.03%		0.86%	33.39%
Year Ended October 31, 2007	25.17%		$455,062	0.79%		2.16%		0.79%	26.08%
Year Ended October 31, 2008	(51.79)%		$199,309	0.76%		2.65%		0.76%	28.98%
Year Ended October 31, 2009	24.16%		$217,148	0.88%		2.23%		0.88%	58.31%

OPPORTUNITY PORTFOLIO
Year Ended October 31, 2005	14.35	%(b)	$218,778	0.85	%(b)	(0.45	)%(b)	0.90%	63.95%
Year Ended October 31, 2006	19.54%		$241,495	0.91%		(0.40)%		0.91%	60.83%
Year Ended October 31, 2007	30.54%		$224,268	0.91%		(0.55)%		0.91%	69.41%
Year Ended October 31, 2008	(35.30)%		$127,970	0.87%		(0.46)%		0.87%	80.42%
Year Ended October 31, 2009	15.41%		$129,748	0.90%		(0.37)%		0.90%	64.91%

VALUE PORTFOLIO
Year Ended October 31, 2005	15.23	%(b)	$54,150	0.64	%(b)	1.15	%(b)	0.69%	16.45%
Year Ended October 31, 2006	22.21%		$67,432	0.71%		1.23%		0.71%	20.63%
Year Ended October 31, 2007	10.28%		$82,658	0.66%		1.29%		0.66%	18.67%
Year Ended October 31, 2008	(39.91)%		$49,663	0.64%		1.54%		0.64%	24.61%
Year Ended October 31, 2009	20.05%		$49,686	0.68%		1.41%		0.68%	19.77%

(a)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Portfolios related to violations of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.05%, 0.04% and 0.05% for the Growth Portfolio, Opportunity Portfolio and Value Portfolio, respectively.

(c)

During the year ended October 31, 2008, Winslow Capital Management, Inc. reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.08%.

68	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—As of October 31, 2009

1.	Organization:

          The HSBC Investor Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name

HSBC Investor Growth Portfolio	Growth Portfolio
HSBC Investor International Equity Portfolio	International Equity Portfolio
HSBC Investor Opportunity Portfolio	Opportunity Portfolio
HSBC Investor Value Portfolio	Value Portfolio

          The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios.

          The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through December 21, 2009, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

          The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

          Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolio Trust’s Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

          The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Portfolio Trust’s Board of Trustees. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmen-

HSBC INVESTOR PORTFOLIOS	69

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—As of October 31, 2009 (continued)

tal actions, natural disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

          Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the New York Stock Exchange.

Investment Transactions and Related Income:

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation:

          The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Expense Allocations:

          Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among various or all funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

Federal Income Taxes:

          Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

          Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

          In June 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Codification 105-10, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162” (“ASC 105-10, formerly “SFAS 168”). ASC 105-10 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification

70	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—As of October 31, 2009 (continued)

will become nonauthoritative. ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Portfolios adopted ASC 105-10 in the current reporting period. Management has evaluated this new statement and has determined that it did not have a significant impact on the determination or reporting of the Portfolios’ financial statements.

Derivative Instruments

          All open derivative positions at period end are reflected on the Portfolio’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts:

          During the year, the International Equity Portfolio, entered into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The volume of foreign currency exchange contracts will generally be representative of the volume of security trades throughout the reporting period that were denominated in foreign currencies.

Futures Contracts:

          Each Portfolio may invest in futures contracts for the purpose of hedging its existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolios and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended October 31, 2009, the Portfolios did not hold any futures contracts.

Summary of Derivative Instruments:

The following is a summary of the fair value of derivative instruments for the International Equity Portfolio as of October 31, 2009:

	Asset Derivatives		Liability Derivatives

Primary Risk Exposure	Statements of Assets and Liabilities Location	Total Fair Value*	Statements of Assets and Liabilities Location	Total Fair Value*

Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency contracts	$4,744	Unrealized depreciation on foreign currency contracts	$(10,023)

*

Total Fair Value is presented by Primary Risk Exposure. For foreign currency contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives).

HSBC INVESTOR PORTFOLIOS	71

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—As of October 31, 2009 (continued)

The derivative instruments had the following impact on the Statements of Operations for the International Equity Portfolio for the year ended October 31, 2009:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Foreign Currency Exchange Contracts	Net realized gains (losses) from investment and foreign currency transactions/change in unrealized appreciation/depreciation on investments and foreign currencies	$(614,669)	$(56,257)

3.	Investment Valuation Summary

          The valuation techniques employed by the Portfolios, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

	•	Level 1: quoted prices in active markets for identical assets

	•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

	•	Level 3: significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

          The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

          The Schedules of Portfolio Investments includes additional information regarding the investments for the Portfolios. The following is a summary of the valuation inputs used as of October 31, 2009 in valuing the Portfolios’ investments based upon the three levels defined above:

	LEVEL 1	LEVEL 2	TOTAL INVESTMENTS

Growth Portfolio
Investments:
Common Stocks - Domestic	$85,180,697	$—	$85,180,697
Investment Companies	3,185,710	—	3,185,710

Total Investments	$88,366,407	$—	$88,366,407

International Equity Portfolio
Investments:
Common Stocks - Foreign (a):
Brazil	$961,213	$—	$961,213
Canada	8,515,890	—	8,515,890
South Korea	1,697,356	1,762,036	3,459,392
Spain	4,506,871	4,283,317	8,790,188
All Other Common Stocks - Foreign†	—	191,781,060	191,781,060
Rights	—	28,429	28,429
Investment Companies	1,904,284	—	1,904,284

Total Investments	17,585,614	197,854,842	215,440,456

Other Financial Instruments*	—	(5,279)	(5,279)

Total Investments	$17,585,614	$197,849,563	$215,435,177

72	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—As of October 31, 2009 (continued)

	LEVEL 1	LEVEL 2	Total Investments

Opportunity Portfolio
Investments:
Common Stocks - Domestic	$126,195,195	$—	$126,195,195
Investment Companies	3,270,825	—	3,270,825

Total Investments	$129,466,020	$—	$129,466,020

Value Portfolio
Investments:
Common Stocks - Domestic	$48,567,126	$—	$48,567,126
Investment Companies	1,417,909	—	1,417,909

Total Investments	$49,985,035	$—	$49,985,035

*

Other financial instruments would include any derivative instruments, such as foreign currency exchange contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

	(a)	Based on the domicile of the security issuer.

	†	For detailed country descriptions, see the accompanying Schedules of Portfolio Investments.

4.	Related Party Transactions and Other Agreements:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments, except that Winslow Capital Management, Inc., AllianceBernstein L.P., Westfield Capital Management Company, L.P. and NWQ Investment Management Company, LLC serve as Sub-Investment Advisers for the Growth Portfolio, International Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

          For their services, the Investment Adviser and Winslow Capital Management, Inc. (“Winslow”) receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated with HSBC:	Fee Rate*

Up to $250 million	0.575%
In excess of $250 million but not exceeding $500 million	0.525%
In excess of $500 million but not exceeding $750 million	0.475%
In excess of $750 million but not exceeding $1 billion	0.425%
In excess of $1 billion	0.375%

*

The investment advisory contract provides that the Growth Portfolio may pay the Investment Adviser an aggregate maximum fee of 0.68%. Currently, the Investment Adviser’s share of the aggregate maximum fee rate is capped at 0.175%. Accordingly, the aggregate maximum fee rate is 0.575%.

For their services, the Investment Adviser and AllianceBernstein L.P. receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate

Up to $10 million	1.015%
In excess of $10 million but not exceeding $25 million	0.92%
In excess of $25 million but not exceeding $50 million	0.79%
In excess of $50 million but not exceeding $100 million	0.70%
In excess of $100 million	0.61%

          For their services, the Investment Adviser and Westfield Capital Management Company, L.P. receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

HSBC INVESTOR PORTFOLIOS	73

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—As of October 31, 2009 (continued)

For their services, the Investment Adviser and NWQ Investment Management Company, LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $500 million	0.525%
In excess of $500 million but not exceeding $1 billion	0.475%
In excess of $1 billion	0.425%

Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waiver/reimbursements may be stopped at any time.

Administration:

          HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios (as well as the other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly, during the period November 1, 2008 to December 31, 2008, at annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $12 billion	0.0525%
In excess of $12 billion	0.0350%

          Effective January 1, 2009, under the terms of the Administration Agreement, HSBC receives from the Portfolios (as well as the other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly, at annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

          The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, however, the assets of the Portfolios and HSBC Investor Funds that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by the HSBC Investor Funds, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above. Certain administrative fees of the Portfolios also may be received by treating them as apportioned in part to other funds makes investments in the Portfolios a master-feeder structure.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Portfolio Trust’s Sub-Administrator subject to the general supervision of the Portfolio Trust’s Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Portfolio Trust and the other HSBC Investor Funds (the “Trusts”) and Citi Ohio (the “CCO Agreement”), Citi Ohio makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $266,099 for the year ended October 31, 2009, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi Ohio pays the salary and other compensation earned by individuals performing these services, as employees of Citi Ohio.

Fund Accounting and Trustees:

          Citi Ohio provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi Ohio receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

          Each non-interested Trustee is compensated with a $60,000 annual Board retainer for services as a Trustee of the HSBC Investor Family of Funds (or the “Trusts”), as well as a $3,000 annual retainer for each Committee of the Board of the Trusts. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board

74	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—As of October 31, 2009 (continued)

meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

5.	Investment Transactions:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2009 were as follows:

Portfolio Name	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)

Growth Portfolio	$51,655,635	$58,934,962
International Equity Portfolio	104,824,970	124,088,899
Opportunity Portfolio	72,783,514	84,100,255
Value Portfolio	8,891,736	13,184,851

There were no long-term U.S. Government securities held during the year ended October 31, 2009.

6.	Federal Income Tax Information:

At October 31, 2009, the cost, gross unrealized appreciation and gross unrealized depreciation on securities for federal income tax purposes, were as follows:

Fund	Tax Cost ($)	Tax Unrealized Appreciation ($)	Tax Unrealized Depreciation ($)	Net Unrealized Appreciation/ (Depreciation) ($)*

Growth Portfolio	79,874,530	10,686,442	(2,194,565)	8,491,877
International Equity Portfolio	228,068,719	18,620,686	(31,248,949)	(12,628,263)
Opportunity Portfolio	131,149,543	16,508,193	(18,191,716)	(1,683,523)
Value Portfolio	53,335,078	5,357,517	(8,707,560)	(3,350,043)

	*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales.

7.	Legal and Regulatory Matters:

          On September 26, 2006, BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Portfolios, reached a settlement with the Securities and Exchange Commission (“the SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Portfolios’ management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. While the Portfolios’ management is currently unable to determine the impact, if any, of such matters on the Funds or the Portfolios’ financial statements, management does not anticipate a material, adverse impact to the Portfolios or the Portfolios’ financial statements.

HSBC INVESTOR PORTFOLIOS	75

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of
Trustees of HSBC Investor Portfolios:

          We have audited the accompanying statements of assets and liabilities of HSBC Investor Portfolios -HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and HSBC Investor Value Portfolio (the Funds), including the schedules of portfolio investments, as of October 31, 2009, and the related statements of operations for the year then ended, the changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 21, 2009

76	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—As of October 31, 2009

As a shareholder of the HSBC Investor Portfolios (“Portfolios”), you incur ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 through October 31, 2009.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09 – 10/31/09	Annualized Expense Ratio During Period 5/1/09 – 10/31/09

Growth Portfolio	$1,000.00	$1,169.10	$3.72	0.68%
International Equity Portfolio	1,000.00	1,299.70	4.87	0.84%
Opportunity Portfolio	1,000.00	1,198.30	4.93	0.89%
Value Portfolio	1,000.00	1,258.40	3.81	0.67%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09 - 10/31/09	Annualized Expense Ratio During Period 5/1/09 - 10/31/09

Growth Portfolio	$1,000.00	$1,021.78	$3.47	0.68%
International Equity Portfolio	1,000.00	1,020.97	4.28	0.84%
Opportunity Portfolio	1,000.00	1,020.72	4.53	0.89%
Value Portfolio	1,000.00	1,021.83	3.41	0.67%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR PORTFOLIOS	77

HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding HSBC Investor Family of Funds Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment company act of 1940, as amended, of the HSBC Investor Family of Funds. The HSBC Investor Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available by calling (888) 525-5757.

Name, Address, and Age	Position(s) Held with HSBC Investor Family of Funds	Term of Office and Length of Time Served With the HSBC Investor Family of Funds	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee*	Other Directorships Held by Trustee

NON-INTERESTED
TRUSTEES

Alan S. Parsow P.O. Box 182845 Columbus, OH 43218 Age: 59	Trustee	Indefinite: 1987 to present	General Partner of Elkhorn Partners, L.P. (A private investment partnership) (since 1989)	36	Penn Treaty American Corporation (insurance)

Larry M. Robbins P.O. Box 182845 Columbus, OH 43218 Age: 70	Trustee	Indefinite: 1987 to present	Private Investor (2007-present); Director, Center for Teaching and Learning, University of Pennsylvania (1999-2007)	36	None

Michael Seely P.O. Box 182845 Columbus, OH 43218 Age: 64	Trustee	Indefinite: 1987 to present	Private Investor (2003-present); Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	36	None

Thomas F. Robards P.O. Box 182845 Columbus, OH 43218 Age: 63	Trustee	Indefinite: March 2005 to present	Partner, Robards & Co. LLC (2005-present); Chief Financial Officer, American Museum of Natural History (2003-2004)	36	Overseas Shipholding Group (energy transportation); Ellington Financial LLC (financial services); Big Apple Circus (entertainment)

Susan S. Huang P.O. Box 182845 Columbus, OH 43218 Age: 55	Trustee	Indefinite: June 2008 to present	Investment Consultant, self employed (2001 to present); Senior Vice President, Schroeder Investment Management (2001-2004)	36	United Church Federation; Huntington’s Disease Society; Second Congregational Church (Greenwich) Endowment, Inc.

Marcia L. Beck P.O. Box 182845 Columbus, OH 43218 Age: 54	Trustee	Indefinite: June 2008 to present	Private Investor (June 1999 to present)	36	None

INTERESTED TRUSTEES

Stephen J. Baker** P.O. Box 182845 Columbus, OH 43218 Age: 53	Trustee	Indefinite: 2004 to present	Chief Executive Officer, HSBC Global Asset Management (USA) Inc., and Executive Vice President, HSBC (USA), N.A. (2003 to present); Chief Executive Officer, HSBC Asset Management (Canada) Limited (1998 to 2003)	36	None

*	Includes the Funds and the underlying Portfolios for the HSBC Investor Family of Funds with a master/feeder structure.

**	Mr. Baker is an “interested person” of the the HSBC Investor Family of Funds, as defined by the 1940 Act, due to his employment with the Investment Adviser.

78	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (unaudited) (continued)

The names of the officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below.

Name, Address, and Age/	Position(s) Held with the HSBC Investor Family of Funds	Term of Office and Length of Time Served With the HSBC Investor Family of Funds	Principal Occupation(s) During Past 5 Years

Richard A. Fabietti 452 Fifth Avenue New York, NY 10018 Age: 51	President	Indefinite: March 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 to present)

Elba L. Vasquez 452 Fifth Avenue New York, NY 10018 Age: 47	Vice President	Indefinite: March 2006 to present	Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2005 to present); Vice President of Client Services, Citi Fund Services Ohio, Inc. (1996 to 2005)

Martin R. Dean* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 46	Treasurer	Indefinite: October 2009 to present	Senior Vice President of Citi Fund Services

Jennifer A. English* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 37	Secretary	Indefinite: 2008 to present	Senior Vice President, Regulatory Administration, Citi Fund Services (2005 – present); Assistant Vice President and Assistant Counsel, PFPC, Inc. (2002-2005)

F. Martin Fox* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 46	Assistant Secretary	Indefinite: 2008 to present	Assistant Vice President, Regulatory Administration, Citi Fund Services (May 2008 – present); Contract Attorney, Update Legal LLC (2002 – 2008)

Frederick J. Schmidt* 1 RexCorp Plaza Uniondale, NY 11556 Age: 50	Chief Compliance Officer	Term expires 2009; 2004 to present	Senior Vice President and Chief Compliance Officer, CCO Services Group, Global Transaction Services of Citi Fund Services (2004 to present)

*	Messrs. Dean, Fox and Schmidt and Ms. English also are officers of certain other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC INVESTOR PORTFOLIOS	79

Other Information:

          A description of the policies and procedures that the Funds and Portfolios use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Funds’ website at www.investor-funds.us.hsbc.com and the Securities and Exchange Commission’s (“Commission“) website at http://www.sec.gov. A copy of the Funds’ and Portfolios’ voting records for the most recent 12 month period ending June 30 are available at the Commission’s web-site at http://www.sec.gov.

          Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com and on the Commission’s web-site at http://www.sec.gov.

          An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

80	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR FAMILY OF FUNDS:	SHAREHOLDER SERVICING AGENTS
For HSBC Bank USA, N.A. and
INVESTMENT ADVISER AND ADMINISTRATOR	HSBC Securities (USA) Inc. Clients
HSBC Global Asset Management (USA) Inc.	HSBC Bank USA, N.A.
452 Fifth Avenue	452 Fifth Avenue
New York, NY 10018	New York, NY 10018
1-888-525-5757
SUB-ADVISERS
HSBC Investor Growth Portfolio	For All Other Shareholders
Winslow Capital Management, Inc.	HSBC Investor Funds
4720 IDS Tower	P.O. Box 182845
80th South Eighth Street	Columbus, OH 43218-2845
Minneapolis, MN 55402	1-800-782-8183

HSBC Investor International Equity Portfolio	TRANSFER AGENT
AllianceBernstein L.P.	Citi Fund Services
1345 Avenue of the Americas, 39th Floor	3435 Stelzer Road
New York, NY 10105	Columbus, OH 43219

HSBC Investor Mid-Cap Fund	DISTRIBUTOR
Munder Capital Management	Foreside Distribution Services, L.P.
Munder Capital Center	690 Taylor Road, Suite 150
480 Pierce Street	Gahanna, OH 43230-3202
Birmingham, MI 48009-6063
CUSTODIAN
HSBC Investor Opportunity Portfolio	The Northern Trust Company
Westfield Capital Management Company, L.P.	50 South LaSalle Street
One Financial Center	Chicago, IL 60603
Boston, MA 02111
INDEPENDENT REGISTERED PUBLIC
HSBC Investor Value Portfolio	ACCOUNTING FIRM
NWQ Investment Management Company, LLC	KPMG LLP
2049 Century Park East, 16th Floor	191 West Nationwide Blvd., Suite 500
Los Angeles, CA 90067	Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-0008		12/09

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(i).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Thomas Robards, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees,

2008	$303,300
2009	$228,000

(b) Audit-Related Fees,
2008	$10,200
2009	$10,700

2008 – Fees of $10,200 relate to the consent of N-1A filing and the consent of the N-14 filing for the HSBC Investor Growth and Income Fund and the HSBC Investor Growth Fund.

2009 – Fees of $10,700 relate to the consent of N-1A filing and the consent of the N-14 filing for the HSBC Investor Core Plus Fixed Income Fund (Advisor), HSBC Investor Core Plus Fixed Income Fund and HSBC Investor Intermediate Duration Fixed Income Fund.

(c) Tax Fees,
2008	$161,500
2009	$160,805

Fees for both 2008 and 2009 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.

(d) All Other Fees,
2008	$0
2009	$0

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

                              (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

None of the services summarized in (b) – (d), above, were approved by the audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees.
2008	$171,700
2009	$171,505

                  (h) The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included as a part of the report to shareholders filed under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC ADVISOR FUNDS TRUST

By (Signature and Title)*	/s/ Richard A. Fabietti

Richard A. Fabietti
President

Date	December 22, 2009

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard A. Fabietti

Richard A. Fabietti
President

Date	December 22, 2009

By (Signature and Title)*	/s/ Martin R. Dean

Martin R. Dean
Treasurer

Date	December 22, 2009

* Print the name and title of each signing officer under his or her signature.